UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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InspireMD, Inc.

321 Columbus Avenue

Boston, Massachusetts 02116

Telephone: (857) 453-6553

May 4, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of InspireMD, Inc. to be held at 11:30 a.m., New York time, on May 24, 2016 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., New York time, on May 23, 2016 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Sol J. Barer, Ph.D.

Sol J. Barer, Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2016:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

321 Columbus Avenue

Boston, Massachusetts 02116

Telephone: (857) 453-6553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2016

The 2016 Annual Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 11:30 a.m., New York time, on May 24, 2016 at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class 2 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Michael Berman and Campbell Rogers, M.D.

(2)	Approval of the Second Amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance pursuant to awards under such plan by 10,000,000 shares, to a total of 10,970,000 shares of common stock.

(3)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000.

(4)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the year ending December 31, 2016.

(5)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the election of the nominees for director named above (Proposal 1), FOR the approval of the Second Amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan (Proposal 2), FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares (Proposal 3), and FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the year ending December 31, 2016 (Proposal 4).

The board of directors has fixed the close of business on April 27, 2016 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at 972-3-6917691 if you plan to attend the meeting prior to 5:00 p.m., New York time, on May 23, 2016 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Sol J. Barer

Sol J. Barer, Ph.D.
Chairman

May 4, 2016

InspireMD, Inc.

321 Columbus Avenue

Boston, Massachusetts 02116

Telephone: (857) 453-6553

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2016

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

All amounts set forth in this proxy statement are adjusted for the 1-for-10 reverse stock split of our common stock that occurred on October 1, 2015.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on May 24, 2016, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about May 4, 2016.

The executive offices of the Company are located at, and the mailing address of the Company is, 321 Columbus Avenue, Boston, Massachusetts 02116.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON May 24, 2016:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K to Stockholders are available at:

www.proxyvote.com

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ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two Class 2 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Michael Berman and Campbell Rogers, M.D.

(2)	Approval of the Second Amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 Plan”) to increase the number of shares of common stock available for issuance pursuant to awards under such plan by 10,000,000 shares, to a total of 10,970,000 shares of common stock.

(3)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000.

(4)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the year ending December 31, 2016.

(5)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 321 Columbus Avenue, Boston, Massachusetts 02116, Attn: Investor Relations or call (857) 453-6553 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 27, 2016 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, [●] shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors (Proposal 1) or the approval of the Second Amendment to the 2013 Plan (Proposal 2) in the absence of specific instructions from you.

With respect to the proposal to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4), your broker will have the discretion to vote your shares and, therefore, will be able to vote your shares with respect to such proposals even if you do not provide your broker with instructions on those proposals.

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How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet - All record holders can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•	In Person - All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

•	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your broker or other intermediary.

The board of directors has appointed Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, and James Barry, Ph.D., executive vice president, chief operating officer and director, to serve as the proxies for the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?”

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by James Barry, Ph.D., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the proposal to approve the Second Amendment to the 2013 Plan (Proposal 2), the proposal to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

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What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees for director.

Proposal 2—FOR the approval of the Second Amendment to the 2013 Plan.

Proposal 3—FOR the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.

Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominees for director.

Proposal 2—FOR the approval of the Second Amendment to the 2013 Plan.

Proposal 3—FOR the approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.

Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

•	Completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, New York time on May 23, 2016.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

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What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected.

Assuming the presence of a quorum, the ratification of the independent registered public accounting firm (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

Pursuant to Section 711 of the NYSE MKT Company Guide, approval of the Second Amendment to the 2013 Plan (Proposal 2) will require approval by a majority of votes cast, including abstentions.

Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock entitled to vote on such proposal at the Annual Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of directors (Proposal 1) or the ratification of the independent registered public accounting firm (Proposal 4). However, abstentions will have the same effect as a vote against the Second Amendment to the 2013 Plan (Proposal 2) and the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of directors (Proposal 1) and the approval of the Second Amendment to the 2013 Plan (Proposal 2). With respect to the proposal to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4), broker-non-votes are not applicable because such proposals are considered routine matters and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposals in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2012 Annual Meeting of Stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we intend to hold an advisory vote on executive compensation every three years. The last stockholder advisory vote on executive compensation was held at our 2015 Annual Meeting of Stockholders. Therefore, we anticipate that the next such vote will be held at our 2018 Annual Meeting of Stockholders.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company, as well as a proxy solicitation firm hired by the Company, to ask for proxies, as described below.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as any proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the Securities and Exchange Commission within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Craig Shore by email at craigs@inspiremd.com or phone at 972-3-6917691.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Drs. Barer and Rogers and Messrs. Loughlin, Stuka, Berman and Blech satisfy the requirement for independence set out in Section 803 of the NYSE MKT rules and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE MKT rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Loughlin and Stuka and Dr. Barer, each of whom our board has determined to be financially literate and qualify as an independent director under Section 803(B)(2) of the NYSE MKT rules. Mr. Loughlin is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of six meetings during the twelve months ended December 31, 2015. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

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Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Berman and Stuka and Dr. Barer, each of whom qualify as an independent director under Section 803(A) of the NYSE MKT rules. Mr. Berman is the chairman of our nominating and corporate governance committee. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee did not hold any meetings during the twelve months ended December 31, 2015. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka and Loughlin and Dr. Barer, each of whom qualify as an independent director under Sections 803(A) and 805(c)(1) of the NYSE MKT rules. Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee reviews at least annually and determines the executive compensation packages for Mr. Milinazzo, including approving any grants of stock options. Mr. Milinazzo is responsible for making recommendations to the compensation committee with respect to the executive compensation packages for executive officers, including any grants of stock options. The compensation committee held a total of two meetings during the twelve months ended December 31, 2015. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

Meetings and Attendance

The board of directors held a total of 13 meetings during the twelve months ended December 31, 2015, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. One of seven directors attended our 2015 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

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Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Sol J. Barer, Ph.D., is our independent, non-executive chairman of the board of directors and Alan Milinazzo is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Barer is especially suited to serve as our chairman of the board, in light of his significant scientific and executive leadership experience in the U.S. life sciences industry and his service on the board of directors of other publicly-held biopharmaceutical companies, which provide him with a unique perspective on the best methods of growth for a life sciences company.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee focuses on monitoring and discussing our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Code of Ethics

We have adopted a code of ethics and business conduct that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is posted on our web site at www.inspire-md.com. We intend to disclose future amendments to certain provisions of the code of ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of such amendment or waiver.

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Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 321 Columbus Avenue, Boston, Massachusetts 02116. Our secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 321 Columbus Avenue, Boston, Massachusetts 02116, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

We effected a 1-for-10 reverse stock split of our outstanding common stock on October 1, 2015. Unless otherwise indicated, the share numbers and prices described below have been adjusted to give effect to the reverse stock split.

On November 7, 2014, we closed a registered direct offering of approximately 626,000 shares of common stock and warrants to purchase up to approximately 313,000 million shares of common stock at a price of $13.00 per share, for gross proceeds of $8.1 million, before deducting placement agents' fees and estimated offering expenses. Each purchaser received a warrant to purchase 0.5 of a share of common stock for each share of common stock that it purchased in the offering. The warrants are non-exercisable for six months and have a term of exercise of 42 months from the date of issuance and an exercise price of $17.50. The purchasers in the offering included Dr. Barer, the chairman of our board of directors, who purchased 19,231 shares of common stock and warrants to purchase 9,616 shares of common stock, for a purchase price of $250,000, Mr. Milinazzo, our president and chief executive officer, and Dr. Barry, our executive vice president and chief operating officer, who each purchased 1,924 shares of common stock and warrants to purchase 962 shares of common stock, for a purchase price of $25,000, and Rick Olson, our then-current vice president of global sales and operations of InspireMD Ltd, who purchased 11,539 shares of common stock and warrants to purchase 5,770 shares of common stock, for a purchase price of $150,000.

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On March 9, 2015, we closed a public offering of approximately 34.4 million shares of common stock and warrants to purchase up to approximately 34.4 million shares of common stock at a price of $5.5 per share, for gross proceeds of $13.7 million, before deducting placement agents' fees and estimated offering expenses. Each purchaser received a warrant to purchase one share of common stock for each share of common stock that it purchased in the offering. The warrants have a term of exercise of five years from the date of issuance and an exercise price of $5.5. The purchasers in the offering included: Dr. Barer, the chairman of our board of directors, who purchased 250,000 shares of common stock and warrants to purchase 250,000 shares of common stock, for a purchase price of $1,000,000, Osiris Investment Partners, L.P., of which Mr. Stuka, our director, is the principal and managing member, which purchased 62,500 shares of common stock and warrants to purchase 62,500 shares of common stock, for a purchase price of $250,000 and Mr. Milinazzo, our president and chief executive officer, who purchased 12,500 shares of common stock and warrants to purchase 12,500 shares of common stock, for a purchase price of $50,000.

On March 21, 2016, we sold 1,900,000 shares of our common stock and warrants to purchase 950,000 shares of our common stock in a public offering. Each purchaser received a warrant to purchase one half of one share of common stock for each share of common stock that it purchased in the offering. The warrants are exercisable immediately and have a term of exercise of 5 years from the date of issuance and an exercise price of $0.59.  The purchasers in the offering included Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd., for which Sabby Management LLC serves as the investment manager, who purchased an aggregate of 750,000 shares of common stock and warrants to purchase 375,000 shares of common stock, for a purchase price of $442,500.

On March 21, 2016, we closed a private placement of 1,033,051 shares of our common stock and warrants to purchase up to 516,526 shares of our common stock with certain of our officers and directors. The purchasers in the private placement included: Dr. Barer, the chairman of our board of directors, who purchased 847,458 shares of common stock and warrants to purchase 423,729 shares of common stock, for a purchase price of $500,000, Osiris Investment Partners, L.P., of which Mr. Stuka, our director, is the principal and managing member, which purchased 127,119 shares of common stock and warrants to purchase 63,560 shares of common stock, for a purchase price of $75,000, Mr. Loughlin, our director, who purchased 50,000 shares of common stock and warrants to purchase 25,000 shares of common stock, for a purchase price of $29,500 and Dr. Rogers, our director, who purchased 8,474 shares of common stock and warrants to purchase 4,237 shares of common stock, for a purchase price of $5,000.

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2015, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the Public Company Accounting Oversight Board regarding Kesselman’ s communications with the audit committee concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 that was filed with the Securities and Exchange Commission.

The Audit Committee:

Sol J. Barer, Ph.D.
James J. Loughlin (Chairman)
Paul Stuka

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 20, 2016 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 321 Columbus Avenue, Boston, MA 02116. As of April 20, 2016, we had 10,722,974 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Beneficially Owned (1)
5% Owners
Sabby Management LLC. (2)	1,878,871	(3)	16.39%
Officers and Directors
Alan W. Milinazzo	172,180	(4)	1.6%
Craig Shore	15,437	(5)	*
Sol J. Barer, Ph.D.	2,085,046	(6)	18.14%
James Barry, Ph.D.	23,605	(7)	*
Michael Berman	19,011	(8)	*
James J. Loughlin	97,014	(9)	*
Campbell Rogers, M.D.	26,221	(10)	*
Paul Stuka	412,632	(11)	3.80%
Isaac Blech	-		*
All directors and executive officers as a group (9 persons)	2,851,145		24.29%

*	Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 20, 2016. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Sabby Management LLC's address is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458

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(3)	Based on our knowledge, including Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on January 12, 2016, comprised of (i) 1,045,698 shares of common stock owned directly by Sabby Healthcare Master Fund, Ltd., (ii) 92,787 shares of common stock owned directly by Sabby Volatility Warrant Master Fund, Ltd., (iii) warrants to purchase 57,693 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016 owned directly by Sabby Healthcare Volatility Master Fund, Ltd., (iv) warrants to purchase 370,193 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016 owned directly by Sabby Volatility Warrant Master Fund, Ltd. and (v) warrants to purchase 312,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016 owned directly by Sabby Healthcare Master Fund, Ltd. Sabby Management, LLC serves as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Hal Mintz serves as manager of Sabby Management, LLC. As such, Sabby Management, LLC and Hal Mintz may be deemed to beneficially own these securities.

(4)	Includes warrants to purchase 13,462 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(5)	Includes warrants to purchase 75 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(6)	Includes options to purchase 90,011 shares of common stock and warrants to purchase 683,345 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(7)	Includes warrants to purchase 962 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(8)	Includes options to purchase 16,010 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(9)	Includes options to purchase 20,513 shares of common stock and warrants to purchase 25,000 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(10)	Includes options to purchase 13,509 shares of common stock and warrants to purchase 4,237 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

(11)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of the (i) 267,060 shares of common stock and (ii) currently exercisable warrants to purchase 63,560 shares of common stock held by Osiris Investment Partners, L.P., in addition to personally holding options to purchase 19,512 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016 and warrants to purchase 62,500 shares of common stock that are currently exercisable or exercisable within 60 days of April 20, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. During the last year, we undertook a review of the Section 16(a) reports filed on behalf of each individual who served as our director or executive officer during the fiscal year ended December 31, 2015, to determine whether all of their reportable transactions in our common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of transactions that were not timely reported and, as these transactions were identified, we undertook to file corrected forms throughout the year. None of these cases involved purchase or sale, but rather non-market transactions such as shares withheld for payment of tax liability incident to the receipt, exercise or vesting of a security, grant or cancellation of restricted stock awards or stock options, amendment to include previously reported indirectly held shares that were inadvertently omitted and adjustment to reflect the one-for-ten reversed stock split of our common stock effected on October 1, 2015.

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The following is the number of late reports filed since the beginning of the fiscal year ended December 31, 2015, under Section 16(a) and the number of transactions reflected therein as not reported on a timely basis during such fiscal year or prior fiscal years by such executive officers and directors:

•	Mr. Milinazzo filed four late reports, two with respect to one transaction, one with respect to two transactions and one with respect to five transactions
•	Dr. Rogers filed three late reports, each with respect to one transaction
•	Mr. Loughlin filed two late reports, each with respect to one transaction
•	Mr. Shore filed one late report, each with respect to two transactions
•	Eli Bar filed one late report, each with respect to two transactions
•	Dr. Barer filed two late reports, each with respect to one transaction. In addition, one Form 4 filed in 2014 and one Form 4 filed in 2015 by Dr. Barer inadvertently omitted previously reported indirectly held shares of common stock, which was subsequently reported in an amendment to Form 4 originally filed on January 28, 2016.
•	Mr. Berman filed two late reports, each with respect to one transaction
•	Dr. Barry filed three late reports, one with respect to three transactions, one with respect to one transaction and one with respect to one transaction
•	Mr. Stuka filed two late reports, each with respect to one transaction. In addition, Mr. Stuka filed a Form 4 on March 7, 2016 with respect to three transactions which had not been previously reported (i) one of which involved issuance of shares of common stock in 2013 as a penalty for failure to effect the listing of our common stock on a national securities exchange by December 31, 2012 to purchasers party to that certain securities purchase agreement, dated as of March 31, 2011, (ii) two of which involved issuance of ratchet shares issued in 2013 and 2014 in connection with our granting of certain options to purchase shares of common stock, pursuant to that certain securities purchase agreement, dated as of March 31, 2011.

PROPOSAL 1: ELECTION OF CLASS 2 DIRECTORS

The board of directors currently consists of eight members and is classified into three classes. The term of one class of directors expires each year. The term of our Class 2 directors, James J. Loughlin and Michael Berman, will expire at the Annual Meeting. The board of directors has nominated Mr. Berman and Campbell Rogers, M.D., who currently serves as one of our Class 3 directors, for election at the Annual Meeting. Dr. Rogers will resign as a Class 3 director immediately prior to the Annual Meeting. Mr. Loughlin will not stand for re-election. The board of directors has reduced the size of the board to seven members, effective immediately following the Annual Meeting.

Each of Mr. Berman and Dr. Rogers has been nominated to serve for a term of office to expire at the Annual Meeting of Stockholders in 2019, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

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Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees and each director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Alan Milinazzo	56	Class 1	President, Chief Executive Officer and Director	2018 Annual Meeting
Sol J. Barer, Ph.D.	68	Class 1	Chairman of the Board of Directors	2018 Annual Meeting
Paul Stuka	61	Class 1	Director	2018 Annual Meeting
Michael Berman	58	Class 2	Director	2016 Annual Meeting
James J. Loughlin	73	Class 2	Director	2016 Annual Meeting
Isaac Blech	66	Class 3	Vice Chairman of the Board of Directors	2017 Annual Meeting
Campbell Rogers, M.D.	54	Class 3(1)	Director	2017 Annual Meeting
James Barry, Ph.D.	56	Class 3	Executive Vice President, Chief Operating Officer and Director	2017 Annual Meeting

(1)	As described above, Dr. Rogers will resign as a Class 3 director immediately prior to the Annual Meeting and has been nominated to serve as a Class 2 director.

Biographies

Alan Milinazzo has served as our president, chief executive officer and director since January 3, 2013. Mr. Milinazzo served as president and chief executive officer of Orthofix International N.V., a Nasdaq-listed medical device company, until August 2011, a position he was promoted to in 2006 after being hired a year earlier as chief operating officer. He also served as a director of Orthofix International N.V. from December 2006 until June 2012, and currently serves as a director of Flexion Therapeutics (NSDQ: FLXN) and the Musculoskeletal Transplant Foundation. From 2002 to 2005, Mr. Milinazzo was the general manager of Medtronic, Inc.’s coronary and peripheral vascular businesses. Mr. Milinazzo also spent 12 years as an executive with Boston Scientific Corporation in numerous roles, including vice president of marketing for SCIMED Europe. Mr. Milinazzo has over 20 years of experience in management and marketing, including positions with Aspect Medical Systems and American Hospital Supply. As chief executive officer, Mr. Milinazzo’s position on the board ensures a unity of vision between the broader goals of our company and our day-to-day operations.

Mr. Milinazzo is a party to an agreement related to his service as president, chief executive officer and director described under “Executive Compensation – Agreements with Executive Officers.”

Sol J. Barer, Ph.D. has served as a director since July 11, 2011 and has served as our chairman since November 16, 2011. Dr. Barer has over 25 years of experience with publicly traded life science companies. In 1980, when Dr. Barer was with Celanese Research Company, he formed the group that was subsequently spun out to form Celgene Corporation. Dr. Barer spent 18 years leading Celgene Corporation as president, chief operating officer and chief executive officer, culminating with his tenure as Celgene Corporation’s executive chairman and chairman beginning in May 2006 until his retirement in June 2011. Dr. Barer is also a director of Cerecor, Inc., Edge Therapeutics, Inc., Medgenics, Inc., Centrexion Corporation, RestorGenex Corporation, ContraFect Corporation, Amicus Therapeutics, Inc., Aegerion Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Limited and serves as a senior advisor to a number of other life science companies. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University. Dr. Barer brings to the board significant scientific and executive leadership experience in the U.S. life sciences industry and prior service on the board of directors of other publicly-held life science companies, as well as a unique perspective on the best methods of growth for a life science company.

Paul Stuka has served as a director since August 8, 2011. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 35 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the U.S. for the five-year period ending December 31, 1985. Mr. Stuka has served as a director of Caliber Imaging & Diagnostics, Inc. (formerly Lucid, Inc.) since June 2013. Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

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Michael Berman has served as our director since February 7, 2013. Mr. Berman is a medical device entrepreneur who works with high-potential development and early-stage commercial companies. From 2005 to 2012, when the company was sold to Boston Scientific, Mr. Berman was a co-founder and the chairman of BridgePoint Medical, Inc., which developed technology to treat coronary and peripheral vascular chronic total occlusions. Mr. Berman was also a member of the board of Lutonix, Inc. from 2007 until 2011, when the company was sold to C.R. Bard, Inc. Mr. Berman has served (i) since 2003 as co-founder and a director of Aetherworks II, a medical device incubator, (ii) since 2004 as a co-founder and director of Benechill, Inc., a company developing a therapeutic hypothermia system for the treatment of cardiac arrest, (iii) since 2011 as an advisor to, and since 2012 as a director of, Cardiosonic, Inc., a company developing a system for hypertension reduction via renal denervation, (iv) since 2005 as a director of PharmaCentra, LLC, which creates customizable marketing programs that help pharmaceutical companies communicate with physicians and patients, (v) since 2011 as a co-founder and director of Rebiotix Inc., a company developing an innovative treatment for C Diff colitis, (vi) since 2011 as a director of AngioSlide Ltd., a medical device company that has developed an embolic capture angioplasty device, (vii) since 2011 as a director of InterValve, Inc., a medical device company developing an aortic valvuloplasty balloon for treatment of calcific aortic stenosis, (viii) since 2013 as a Director of ClearCut Inc., a medical device company that has developed an MRI system for tumor margin assessment, (ix) since 2013 as a director of PulmOne Ltd., a medical device company developing an innovative Pulmonary Function Testing system, (x) since 2014 as a director of Mazor Robotics, Inc., a publicly held company that has developed and markets an innovative system for robotic surgery, (xi) since 2014 as a director of SoniVie, a medical device company and (xii) since 2014 as a venture partner at RiverVest Ventures. Mr. Berman was a member of the Data Sciences International, Inc. board from 2001 until 2012. Mr. Berman brings to the board his extensive executive and entrepreneurial experiences in the field of medical devices and interventional cardiology, which should assist in strengthening and advancing our strategic focus.

James J. Loughlin has served as our director since September 19, 2012. Mr. Loughlin served as the national director of the pharmaceuticals practice at KPMG LLP, and a five-year term as member of the board of directors of KPMG LLP. Additionally, Mr. Loughlin served as chairman of the pension and investment committee of the KPMG LLP board from 1995 through 2001. He also served as partner in charge of human resources, chairman of the personnel and professional development committee, secretary and trustee of the Peat Marwick Foundation and a member of the pension, operating and strategic planning committees. In addition, Mr. Loughlin has served as a member of the board of directors of Celgene Corporation, a global biopharmaceutical company focused on novel therapies for the treatment of cancer and inflammatory diseases, since 2006, including as chairman of the audit committee since June 2008 and a member of the compensation committee since June 2008. Mr. Loughlin served as a member of the board of directors of Alfacell Corporation, a biopharmaceutical company primarily focused on therapeutic drugs for the treatment of cancer and other pathological conditions, until 2008 and Datascope Corp., a medical device company engaged in the interventional cardiology and radiology, cardiovascular and vascular surgery, and critical care fields, until January 2009. Mr. Loughlin serves on the board of directors at Edge Therapeutics Inc. since November of 2011 and is the current chair of the audit committee. Mr. Loughlin brings to the board his valuable experiences as national director of the pharmaceuticals practice at KPMG LLP, an extensive background in accounting and financial reporting, qualifying him as an audit committee financial expert, and prior service on the board of directors of other publicly-held biopharmaceutical companies.

Isaac Blech has served as a director and our vice chairman since January 22, 2016. Mr. Blech is a renowned biotechnology entrepreneur and investor, who, over the past 32 years, has founded and served on the board of companies which have produced major advances in a broad array of diseases, including the diagnosis of chlamydia, herpes, syphilis and HIV, and the treatment of cystic fibrosis, sexual dysfunction, multiple myeloma and brain cancer. The companies he established include Celgene Corporation (NASDAQ: CELG), ICOS Corporation, Nova Pharmaceutical Corporation, Pathogenesis Corporation and Genetics Systems Corporation. Mr. Blech’s current roles include director and founder of Cerecor, Inc. (NASDAQ: CERC), a public company developing new treatments for central nervous system disorders, director of ContraFect Corporation (NASDAQ: CFRX), a public infectious disease company, director of Medgenics, Inc. (NYSE: MDGN), a public company creating new treatments for rare diseases, and vice chairman of Edge Therapeutics, Inc. (NASDAQ: EDGE), a public company that treats life-threatening neurological conditions. He is vice chairman of Centrexion Corporation, a private company which is developing new modalities of pain control, vice chairman of Regenovation, Inc., a private company developing new ways to regenerate human tissue, vice chairman of X4 Pharmaceuticals, a private cancer immunology company, vice chairman of Sapience Therapeutics, a private oncology company and vice chairman of Aridis Pharmaceuticals, a private company with a product to treat pneumonia. He also serves as vice chairman of WaveGuide Corporation, a private company developing the world’s smallest NMR machine, vice chairman of root9B Technologies, Inc. (OTC: RTNB), a public cyber security company, and vice chairman of The SpendSmart Payments Company (OTC: SSPC), a public electronic rewards company. Mr. Blech’s qualification to serve on the board include his broad experiences as a founder, director and major investor in numerous biotechnology companies.

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Campbell Rogers, M.D. has served as a director since September 3, 2013. Dr. Rogers has served as chief medical officer of HeartFlow, Inc., a cardiovascular diagnostics company, since March 2012. Prior to joining HeartFlow, Inc., he was the chief scientific officer and global head of research and development at Cordis Corporation, Johnson & Johnson, where he was responsible for leading investments and research in cardiovascular devices, from July 2006 to March 2012. Prior to that, he was associate professor of medicine at Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology and director of the cardiac catheterization and experimental cardiovascular interventional laboratories at Brigham and Women’s Hospital. He served as principal investigator for numerous interventional cardiology device, diagnostic, and pharmacology trials, is the author of numerous journal articles, chapters, and books in the area of coronary artery and other cardiovascular diseases and was the recipient of research grant awards from the National Institute of Health and the American Heart Association. He received his A.B. from Harvard College and his M.D. from Harvard Medical School. Dr. Rogers’ qualifications to serve on the board include his significant experience in cardiovascular devices, as well as his familiarity with the operations of medical device companies.

James Barry, Ph.D. has served as a director since January 30, 2012 and as our executive vice president and chief operating officer since July 14, 2014. Dr. Barry served as president and chief executive officer at Arsenal Medical Inc., a medical device company focused on local therapy, from November 2012 until December 2013 and as executive vice president and chief operating officer from September 2011 until November 2012. Dr. Barry also heads his own consulting firm, Convergent Biomedical Group LLC, advising medtech companies on product development, strategy, regulatory challenges and fund raising. Until June 2010, he was senior vice president, corporate technology development at Boston Scientific Corporation, where he was in charge of the corporate research and development and pre-clinical sciences functions. Dr. Barry joined Boston Scientific in 1992 and oversaw its efforts in the identification and development of drug, device and biological systems for applications with implantable and catheter-based delivery systems. He currently serves on a number of advisory boards including the College of Biomedical Engineering at Yale University, the College of Sciences at University of Massachusetts-Lowell and the Massachusetts Life Science Center and as a director of pSivida Corp (NASDAQ: PSDV). Dr. Barry received his Ph.D. in Biochemistry from the University of Massachusetts-Lowell and holds a B.A. degree in Chemistry from Saint Anselm College. Dr. Barry brings to the board over 20 years of experience in leadership roles in the medical device industry and significant medical technology experience, in particular with respect to interventional cardiology products.

Dr. Barry is a party to an agreement related to his service as executive vice president and chief operating officer described under “Executive Compensation – Agreements with Executive Officers.”

Family Relationships

We have no family relationships amongst our directors and executive officers.

Vote Required

The two director nominees who receive the most votes cast in the election of directors will be elected.

The board of directors recommends a vote FOR the director nominees.

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EXECUTIVE OFFICERS

In addition to Alan Milinazzo and James Barry, Ph.D., whose information is set forth above under the caption “Proposal 1: Election of Class 2 Directors – Directors and Nominees” and “– Biographies,” below is certain information with respect to our other executive officers.

Name	Age	Position(s)
Craig Shore	55	Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

Craig Shore has served as our chief financial officer, secretary and treasurer since March 31, 2011 and as our chief administrative officer since May 3, 2013. In addition, from November 10, 2010 through March 31, 2011, Mr. Shore served as InspireMD Ltd.’s vice president of business development. From February 2008 through June 2009, Mr. Shore served as chief financial officer of World Group Capital Ltd. and Nepco Star Ltd., both publicly traded companies on the Tel Aviv Stock Exchange, based in Tel Aviv, Israel. From March 2006 until February 2008, Mr. Shore served as the chief financial officer of Cellnets Solutions Ltd., a provider of advanced cellular public telephony solutions for low to middle income populations of developing countries based in Azur, Israel. Mr. Shore has over 25 years of experience in financial management in the U.S., Europe and Israel. His experience includes raising capital both in the private and public markets. Mr. Shore graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University.

Mr. Shore is a party to an agreement related to his service as chief financial officer described under “Executive Compensation – Agreements with Executive Officers.”

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. During the review of named executive officer compensation for 2015, the compensation committee did not retain the services of any compensation consultants.

The goals of our compensation policy are to ensure that executive compensation rewards management for helping us achieve our financial goals (increased sales, profitability, etc.) and meet our clinical trial milestones and aligns management’s overall goals and objectives with those of our stockholders. In 2015, we designed our executive compensation program to achieve the following objectives:

•	provide a competitive compensation package that enables us to attract and retain superior management personnel;

•	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

•	reward our officers fairly for their role in our achievements; and

•	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We have determined that in order to best meet these objectives, our executive compensation program should balance fixed and bonus compensation, as well as cash and equity compensation. Historically, there has been no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers.

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Summary Compensation Table

The table below sets forth the compensation earned by our named executive officers for the twelve month period ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Restricted Stock Awards ($)(1)		Option Awards($)(1)		All Other Compensation ($)		Total ($)

Alan Milinazzo	2015	225,000	(3)	45,833	(4)	428,826	(3)	131,221		20,462	(5)	851,342
President and	2014	450,000		69,105	(6)	553,916		736,482		20,460	(5)	1,829,963
Chief Executive
Officer (2)

Craig Shore	2015	224,481	(7)	17,349	(4)(7)	33,750		33,479		74,318	(7)(8)	383,377	(7)
Chief Financial	2014	214,525		22,331	(6)	327,013		322,817		59,276	(8)	945,962
Officer,
Secretary and
Treasurer

James Barry, Ph.D.	2015	300,333	(9)	37,500	(4)	127,167	(10)	16,740		19,936	(11)	532,093
Executive Vice	2014	183,812	(12)	25,914	(6)	391,500		802,545	(13)	123,748	(14)	1,527,519
President and
Chief Operating
Officer

(1)	The amounts reflect the dollar amounts recognized for financial statement reporting purposes with respect to the twelve month periods ended December 31, 2015 and 2014 in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies - Share-based compensation” and Note 2-“Significant Accounting Policies” and Note 10-“Equity” of the Notes to the Consolidated Financial Statements for the Twelve Months Ended December 31, 2015 included herein.
(2)	Mr. Milinazzo served as our director during the twelve months ended December 31, 2015 and 2014, but did not receive any additional compensation for his services as director.
(3)	Pursuant to amendments to employment agreement with Mr. Milinazzo, dated January 5, 2016, and June 29, 2015, Mr. Milinazzo received 50% of his base salary for January 2015 through December 31, 2015, or $225,000, in 31,250 shares of restricted common stock, which was issued on January 26, 2015, and 63,825 shares of restricted common stock, which was issued on December 31, 2015. See “—Agreements with Executive Officers—Alan Milinazzo.”
(4)	Bonuses for the 2015 calendar year were approved by the Compensation Committee in July 2015.
(5)	Mr. Milinazzo’s other compensation consisted solely of benefits related to health insurance.
(6)	Bonuses for the 2014 calendar year were approved by the Compensation Committee in January 2015.

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(7)	The change in salary from 2014 to 2015 is exclusively due to the difference in the exchange rate for the applicable period. Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable period, except for bonus amounts which have been converted into U.S. dollars using 3.769 NIS per dollar and 3.889 NIS per dollar, which were the exchange rates as of June 30, 2015 and December 31, 2014. The average exchange rate for the twelve month period ended December 31, 2015 and 2014 were 3.884 NIS per dollar and 3.58 NIS per dollar, respectively.
(8)	Mr. Shore’s other compensation consisted solely of benefits in the twelve months ended December 31, 2015 and 2014. In each of the periods reported, Mr. Shore’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car or car allowance and cell phone, and a daily food allowance.
(9)	Includes $26,583 of salary forgone at the election of Dr. Barry, representing 50% of his salary from March 10, 2015 through April 30, 2015 in exchange for 3,692 shares of restricted common stock. See “—Agreements with Executive Officers—James Barry.”
(10)	Includes 4,757 shares of restricted common stock we issued to Dr. Barry in lieu of 50% of his base salary pursuant to amendments to employment agreement with Dr. Barry, dated January 5, 2016, and dated February 22, 2015. See “—Agreements with Executive Officers—James Barry.”
(11)	Dr. Barry’s other compensation consisted solely of benefits related to health insurance.
(12)	Dr. Barry’s salary compensation includes $15,000 of fees earned as a director during the twelve months ended December 31, 2014.
(13)	Includes the fair value of options granted to Dr. Barry as a director of $94,909 during the twelve months ended December 31, 2014.
(14)	Dr. Barry’s other compensation in the twelve months ended December 31, 2014 consisted of $115,000 of consulting fees and $8,748 of benefits related to health insurance

Agreements with Executive Officers

Alan Milinazzo

On January 3, 2013, we entered into an employment agreement with Alan Milinazzo to serve as our president, chief executive officer and a director, which was first amended on April 24, 2013, and further amended on January 5, 2015, June 29, 2015, and January 21, 2016. The employment agreement, as amended, will continue until the earlier of June 30, 2016 or the date upon which a new president and/or chief executive officer (or executive performing a similar role) commences employment with us (or, if such individual is promoted internally, the date such individual is promoted to the position of president and/or chief executive officer).

Under the employment agreement, as amended, Mr. Milinazzo is entitled to an annual base salary of at least $450,000. Such amount may be reduced only as part of an overall cost reduction program that affects all of our senior executives and does not disproportionately affect Mr. Milinazzo, so long as such reductions do not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by the board for increase as part of its annual compensation review. Mr. Milinazzo is also eligible to receive an annual bonus of at least $275,000 upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Milinazzo on or before the end of the first quarter of the fiscal year to which the bonus relates and, in the event actual performance exceeds the goals, the board may, in its sole discretion, pay Mr. Milinazzo bonus compensation of more than $275,000. The annual bonus amount will be less than $275,000 if the target objectives and performance goals are not met. In addition, Mr. Milinazzo is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion.

On January 5, 2015, we amended Mr. Milinazzo’s employment agreement to provide that, for a limited period of time to be mutually agreed to by us and Mr. Milinazzo, Mr. Milinazzo will receive 50% of his base salary in cash payments, with the remaining 50% to be paid in an equivalent amount of shares of restricted common stock, payable and granted in equal installments in accordance with our normal payroll practices. These shares of restricted stock were to vest immediately and be valued as of the closing price of our common stock on the date of grant. Notwithstanding the foregoing agreement, at Mr. Milinazzo’s request, no shares of restricted common stock were granted to Mr. Milinazzo pursuant to this amendment. Rather, we and Mr. Milinazzo determined that it would be in our mutual best interest to make a single grant of shares of restricted common stock to Mr. Milinazzo having a fair market value, as of the date of grant, equal to 50% of his annual base salary, with such shares vesting on the first anniversary of the date of grant, as opposed to making bi-weekly grants of restricted common stock to Mr. Milinazzo. As such, on January 26, 2015, we issued 31,250 shares of restricted common stock valued at $7.20 per share, representing the fair market value of our common stock as of the market close on January 26, 2015, in lieu of 50% of his base salary for his employment in 2015, to vest on January 26, 2016.

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On June 29, 2015, we further amended Mr. Milinazzo’s employment agreement to memorialize the payroll adjustment that was made to Mr. Milinazzo’s manner of salary payment on January 26, 2015 and to provide certain additional changes. Specifically, this amendment provided that, until we raise an aggregate of $5 million from investors, Mr. Milinazzo will receive (A) with respect to his employment in 2015, 50% of his base salary in cash payments, with the remaining 50% having been paid to Mr. Milinazzo on January 26, 2015, through the issuance of 31,250 shares of restricted common stock as discussed above, which will be subsequently adjusted based upon the volume-weighted average price of our common stock during the calendar year ended December 31, 2015 (or during the period from January 2, 2015 through his termination date if Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason, or by us without cause prior to December 31, 2015) to represent the equivalent of 50% of Mr. Milinazzo’s base salary in 2015. On December 31, 2015, we issued an additional 63,825 shares of restricted common stock as an adjustment pursuant to such amendment, as the value of our common stock declined following the grant to Mr. Milinazzo on January 26, 2015.

On January 21, 2016, we further amended Mr. Milinazzo’s employment agreement to provide that, during the remaining term of his employment, Mr. Milinazzo will receive (A) 50% of his base salary in cash payments, for all days that Mr. Milinazzo works during the remaining term of his employment, at the monthly rate of $18,750, payable in accordance with our regular payroll practices, and (B) a lump-sum payment equivalent to 50% of Mr. Milinazzo’s base salary through June 30, 2016, at the monthly rate of $18,750, payable within 20 business days from the earlier of (x) us raising an aggregate of $5 million from investors, or (y) June 30, 2016.

In accordance with Mr. Milinazzo’s employment agreement, on January 3, 2013, we granted Mr. Milinazzo a nonqualified stock option to purchase 52,593 shares of our common stock, made pursuant to a nonqualified stock option agreement, an incentive stock option to purchase 7,408 shares of our common stock, made pursuant to an incentive stock option agreement, and 40,000 shares of restricted stock, which are subject to forfeiture until the vesting of such shares, made pursuant to a restricted stock award agreement. The options have an exercise price of $40.50, which was the fair market value of our common stock on the date of grant. The options are subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with us, with one-thirty-sixth (1/36th) of such awards vesting each month. The shares of restricted stock initially vested monthly over thirty-six months, with 1/36 vesting on February 3, 2013, March 3, 2013 and April 3, 2013. The grant was then amended to vest annually over three years, with 9/36 vesting on January 3, 2014, and one-third vesting on January 3, 2015 and January 3, 2016. On or before December 31 of each calendar year, Mr. Milinazzo will be eligible to receive an additional grant of equity awards equal, in the aggregate, to up to 0.5% of actual outstanding shares of our common stock on the date of grant, provided that the actual amount of the grant will be based on his achievement of certain performance objectives as established by the board, in its reasonable discretion, for each such calendar year. Each additional grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of our common stock, and will be subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.  In connection with the equity compensation related to 2013 achievements, on January 29, 2014, Mr. Milinazzo was granted stock options to purchase 8,633 shares of common stock and 8,633 restricted shares. In connection with the equity compensation related to 2014 achievements, on January 26, 2015, Mr. Milinazzo was granted stock options to purchase 5,300 shares of common stock and 5,300 restricted shares.

Mr. Milinazzo’s employment agreement, as amended, also contains certain noncompetition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Milinazzo.

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Pursuant to Mr. Milinazzo’s employment agreement, as amended, if Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason (as such term is defined in Mr. Milinazzo’s employment agreement, as amended), or by us without cause (as such term is defined in Mr. Milinazzo’s employment agreement, as amended), Mr. Milinazzo will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary and accrued vacation): (i) any unpaid incentive compensation (as such term is defined in the employment agreement, as amended) actually earned or owing as of the termination date; (ii) vesting of 100% of all unvested stock options, restricted stock, stock appreciation rights or similar stock based rights granted to Mr. Milinazzo, and lapse of any forfeiture included in such restricted or other stock grants; (iii) an extension of the exercise period of any outstanding stock options or stock appreciation rights until the earlier of (a) two (2) years from the date of termination, or (b) the latest date that each stock option or stock appreciation right would otherwise expire by its original terms; and (v) to the fullest extent permitted by our then-current benefit plans, continuation of benefits coverage for the lesser of 12 months after termination or until Mr. Milinazzo obtains coverage from a new employer. If, during the term of the employment agreement, as amended, we terminate Mr. Milinazzo’s employment for cause or Mr. Milinazzo voluntarily terminates his employment, Mr. Milinazzo will only be entitled to unpaid amounts owed to him and whatever rights, if any, are available to him pursuant to our stock-based compensation plans or any award documents related to any stock-based compensation.

Mr. Milinazzo has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) Mr. Milinazzo terminates his employment for good reason, or (b) we terminate his employment without cause, the lump sum severance payment to which he is entitled will be equal to 200% of his base salary, and all stock options, restricted stock, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse.

Pursuant to an option cancellation and release agreement, dated January 26, 2016, between us and Mr. Milinazzo, Mr. Milinazzo agreed to cancel options to purchase 160,488 shares of our common stock at exercise prices ranging from $7.20 to $40.50 previously granted to him. In exchange for the cancellation of Mr. Milinazzo’s options, we granted to Mr. Milinazzo, pursuant to the InspireMD, Inc. 2013 Long-Term Incentive Plan and the 2013 Employee Stock Incentive Plan, which is a sub-plan to the InspireMD, Inc. 2013 Long-Term Incentive Plan, one share of our common stock as of January 26, 2016.

Craig Shore

We have been a party to an employment agreement with Craig Shore since November 28, 2010. Pursuant to the employment agreement, Mr. Shore was initially entitled to a monthly gross salary of $8,750, which amount had increased to $10,620 by 2012. In addition, Mr. Shore’s annual base salary was increased to $175,000 on April 22, 2013, retroactive to January 1, 2013. On May 5, 2014, we entered into an amended and restated employment agreement with Mr. Shore. The employment agreement, as amended, has an initial term that ends on April 20, 2017 and will automatically renew for additional one-year periods on April 21, 2017 and on each April 21st thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next April 21st renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the employment agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date. Under the terms of the employment agreement, Mr. Shore is entitled to an annual base salary of at least $220,000, retroactive to January 1, 2014. Such amount may be reduced only as part of an overall cost reduction program that affects all of our senior executives and does not disproportionately affect Mr. Shore, so long as such reduction does not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by our chief executive officer for increase (but not decrease, except as permitted as part of an overall cost reduction program) as part of our annual compensation review. Mr. Shore is also eligible to receive an annual bonus in an amount equal to 45% of his then-annual salary upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Shore and based on the percentages set forth in his employment agreement. On January 5, 2015, we amended Mr. Shore’s amended and restated employment agreement to remove from the amended and restated employment agreement the provision disallowing payment of annual bonus compensation if Mr. Shore achieved less than 70% of the target objectives and performance goals determined by our board of directors in consultation with him. Pursuant to such amendment, Mr. Shore is eligible to receive the percentage of his annual bonus corresponding to the percentage of his achievement of such target objectives and performance goals. The annual bonus will be reviewed annually by our chief executive officer for increase in the amount of the percentage of his then-base salary (but not decrease), as well as the criteria and corresponding percentages for the goals, as part of our annual compensation review. In addition, Mr. Shore is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. Mr. Shore will also be considered for grants of equity awards each year as part of the board’s annual compensation review, which will be made at the sole discretion of the board of directors. Each grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of our common stock as of the date of grant, and will be subject to a three-year vesting period subject to Mr. Shore’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

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If during the term of the employment agreement, Mr. Shore’s employment is terminated upon his death or disability or by us without cause (as such term is defined in Mr. Shore’s employment agreement), Mr. Shore will be entitled to receive, in addition to any amounts he is entitled to receive under the manager’s insurance policy: (i) any unpaid base salary and accrued unpaid vacation or earned incentive compensation and the pro rata amount of any bonus plan incentive compensation for the fiscal year of such termination (based on the number of business days he was actually employed by us during the fiscal year of such termination and based on the percentage of the goals that he actually achieved under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 100% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of us, our subsidiaries and our officers, directors and related parties and agents, in a form reasonably acceptable to us at the time of such termination; (iii) vesting of 50% of all unvested stock options granted to him; (iv) an extension of the exercise period of all vested stock options granted to Mr. Shore until the earlier of (a) two years from the date of termination or (b) the latest date that each stock option would otherwise expire by its original terms; (v) to the fullest extent permitted by our then-current benefit plans, continuation of health, dental, vision and life insurance coverage for the lesser of 12 months after termination or until Mr. Shore obtains coverage from a new employer; and (vi) reimbursement of up to $30,000 for executive outplacement services, subject to certain restrictions. The severance payment described in (ii) of the foregoing sentence upon Mr. Shore’s death or disability will be reduced by any payments received by Mr. Shore pursuant to any of our employee welfare benefit plans providing for payments in the event of death or disability. If, during or after the term of his employment agreement, Mr. Shore’s employment is terminated by us for cause or by Mr. Shore voluntarily, Mr. Shore will only be entitled to unpaid amounts owed to him (e.g., base salary, accrued vacation and earned incentive compensation through the date of such termination) and whatever rights, if any, are available to him pursuant to our stock-based compensation plan or any award documents related to any stock-based compensation.

Mr. Shore has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) Mr. Shore terminates his employment for good reason, or (b) we terminate Mr. Shore’s employment without cause, he is entitled to receive the full lump sum severance payment equal to 100% of his base salary and all stock options, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse. Furthermore, pursuant to terms contained in Mr. Shore’s stock option and restricted stock award agreements, in the event of a change of control of our company, the stock options and restricted stock granted to Mr. Shore that were unvested will vest immediately upon such change of control, in the case of stock options, if such stock options are not assumed or substituted by the surviving company. We have also agreed orally that, upon Mr. Shore’s termination of service as a result of death, disability, resignation for “good reason” or termination by us without “cause,” Mr. Shore will also be entitled to receive: (a) 50% vesting of all unvested stock options, restricted stock, restricted stock units, stock appreciation rights or similar stock based rights outstanding at the time of termination of service; and (b) the right to exercise any outstanding stock options or stock appreciation rights for a period equal to the lesser of (x) two years from the date of termination of service, or (y) the period remaining until the original expiration date of any such outstanding stock options or stock appreciation rights.

If we terminate Mr. Shore’s employment without cause, Mr. Shore will be entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore has been employed with us.  In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund.  The total amount accumulated in Mr. Shore’s severance payment fund as of December 31, 2014 was $51,615, as adjusted for conversion from New Israeli Shekels to U.S. Dollars.  However, if Mr. Shore’s employment is terminated without cause, on account of a disability or upon his death, as of December 31, 2014, Mr. Shore would have been entitled to receive $67,564 in severance under Israeli law, thereby requiring us to pay Mr. Shore $15,949, in addition to releasing the $51,615 in Mr. Shore’s severance payment fund.  On the other hand, pursuant to his employment agreement, Mr. Shore is entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation.  In addition, Mr. Shore would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

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We are entitled to terminate Mr. Shore’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Shore.

Also, upon termination of Mr. Shore’s employment for any reason, we will compensate him for all unused vacation days accrued.

The employment agreement also contains certain standard noncompetition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Shore.

Mr. Shore is also entitled to participate in or receive benefits under our social insurance and benefits plans, including but not limited to our manager’s insurance policy and education fund, which are customary benefits provided to executive employees in Israel. A management insurance policy is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability pension payments. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for advanced educational training and other permitted purposes, as set forth in the by-laws of the education fund. We will make periodic contributions to these insurance and social benefits plans based on certain percentages of Mr. Shore’s base salary, including (i) 7.5% to the education fund and (ii) 15.83% to the manager’s insurance policy, of which 8.33% will be allocated to severance pay, 5% to pension fund payments and 2.5% to disability pension payments. Upon the termination of Mr. Shore’s employment for any reason other than for cause, Mr. Shore will be entitled to receive the total amount contributed to and accumulated in his manager insurance policy fund.

Pursuant to an option cancellation and release agreement, dated January 26, 2016, between us and Mr. Shore, Mr. Shore agreed to cancel options to purchase 44,350 shares of our common stock at exercise prices ranging from $7.20 to $49.29 previously granted to him. In exchange for the cancellation of Mr. Shore’s options, we granted to Mr. Shore, pursuant to the InspireMD, Inc. 2013 Long-Term Incentive Plan and the 2013 Employee Stock Incentive Plan, which is a sub-plan to the InspireMD, Inc. 2013 Long-Term Incentive Plan, one share of our common stock as of January 26, 2016.

James Barry

On July 14, 2014, we entered into an employment agreement with James Barry to serve as our executive vice president and chief operating officer, which was first amended on January 5, 2015, and further amended on February 22, 2015 and on March 28, 2016. Dr. Barry was previously a director and continues his role as a director. The employment agreement has an initial term that ends on July 14, 2017 and will automatically renew for additional one-year periods on July 17, 2017 and on each July 17 thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next July 17 renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the employment agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date.

Under the employment agreement, as amended, Dr. Barry is entitled to an annual base salary of at least $365,000. Such amount may be reduced only as part of an overall cost reduction program that affects all of our senior executives and does not disproportionately affect Dr. Barry, so long as such reductions do not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by the board for increase as part of its annual compensation review. Dr. Barry is also eligible to receive an annual bonus of $225,000 upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Dr. Barry on or before the end of the first quarter of the fiscal year to which the bonus relates and, in the event actual performance exceeds the goals, the board may, in its sole discretion, pay Dr. Barry bonus compensation of more than $225,000. In addition, Dr. Barry is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion.

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On January 5, 2015, we amended Dr. Barry’s employment agreement to provide that, for a limited period of time to be mutually agreed to by us and Dr. Barry, Dr. Barry will receive 50% of his base salary in cash payments, with the remaining 50% to be paid in an equivalent amount of shares of restricted common stock, payable and granted in equal installments in accordance with our normal payroll practices. These shares of restricted stock were to vest immediately and be valued as of the closing price of our common stock on the date of grant. Notwithstanding the foregoing agreement, at Dr. Barry’s request, no shares of restricted common stock were granted to Dr. Barry pursuant to this amendment. Rather, we and Dr. Barry determined that it would be in our mutual best interest to make a single grant of shares of restricted common stock to Dr. Barry having a fair market value, as of the date of grant, equal to 50% of his annual base salary, with such shares vesting on the first anniversary of the date of grant, as opposed to making bi-weekly grants of restricted common stock to Dr. Barry. As such, , on January 26, 2015, we issued 19,011 shares of restricted common stock valued at $7.20 per share, representing the fair market value of our common stock as of the market close on January 26, 2015, in lieu of 50% of his base salary for his employment in 2015, to vest on January 26, 2016.

On February 22, 2015, we further amended Dr. Barry’s employment agreement to memorialize the payroll adjustment that was made to Dr. Barry’s manner of salary payment on January 26, 2015 and to provide certain additional changes. Specifically, this amendment provided that, until the earlier of (1) September 30, 2015 and (2) we raise an aggregate of $5 million from investors, Dr. Barry shall receive 50% of his base salary in cash payments, with the remaining 50% having been paid to Dr. Barry on January 26, 2015, through the issuance of 19,011 shares of restricted stock as discussed above. Notwithstanding the foregoing, with Dr. Barry’s consent, Dr. Barry continued to receive only 50% of his base salary in cash from March 9, 2015, the date of the closing of our offering from which we received gross proceeds of approximately $13.7 million, until April 30, 2015. As we commenced full cash payment of Dr. Barry’s salary on April 30, 2015, Dr. Barry forfeited 10,562 shares of restricted stock on May 1, 2015, which represented the shares of restricted common stock previously granted to Dr. Barry to cover 50% of his base salary from May 1, 2015 through December 31, 2015. The remaining such shares of restricted stock issued to Dr. Barry on January 26, 2015 in lieu of cash base salary fully vested on January 26, 2016.

In November 2015, due to our efforts to preserve cash, Dr. Barry agreed to temporarily forego, in exchange for a corresponding reduced time commitment to us, 50% of his base salary. We formalized such voluntarily agreement by entering into an amendment to Dr. Barry’s employment agreement, dated March 28, 2016. The foregoing amendment to Dr. Barry’s employment agreement provides that, until the earlier of (1) the end of the term of his employment, and (2) we raise an aggregate of $5 million from investors, Dr. Barry Dr. Barry shall receive 50% of his base salary and shall be eligible for 50% of any annual bonus or other incentive compensation, during which period Dr. Barry shall devote 50% less business time than he ordinarily has devoted or would devote to us for the performance of his services under his employment agreement.

Pursuant to Dr. Barry’s employment agreement, if Dr. Barry’s employment is terminated upon his death or disability, by Dr. Barry for good reason (as such term is defined in Dr. Barry’s employment agreement), or by us without cause (as such term is defined in Dr. Barry’s employment agreement), Dr. Barry will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary and accrued vacation): (i) the pro rata amount of any bonus for the fiscal year of such termination (assuming full achievement of all applicable goals under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 150% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of us, our subsidiaries and our officers, directors and related parties and agents, in a form reasonably acceptable to us at the time of such termination; (iii) vesting of 50% of all unvested stock options, restricted stock, stock appreciation rights or similar stock based rights granted to Dr. Barry, and lapse of any forfeiture included in such restricted or other stock grants; (iv) an extension of the term of any outstanding stock options or stock appreciation rights until the earlier of (a) eighteen months from the date of termination, or (b) the latest date that each stock option or stock appreciation right would otherwise expire by its original terms; (v) to the fullest extent permitted by our then-current benefit plans, continuation of health, dental, vision and life insurance coverage for the lesser of 18 months after termination or until Dr. Barry obtains coverage from a new employer; and (vi) a cash payment of $25,000, which Dr. Barry may use for executive outplacement services or an education program. The payments described above will be reduced by any payments received by Dr. Barry pursuant to any of our employee welfare benefit plans providing for payments in the event of death or disability. If Dr. Barry continues to be employed by us after the term of his employment agreement, unless otherwise agreed by the parties in writing, and Dr. Barry’s employment is terminated upon his death or disability, by Dr. Barry for good reason, or by us without cause, Dr. Barry will be entitled to receive, in addition to other unpaid amounts owed to him, the payments set forth in (i), (ii) and (iv) above. If, during the term of his employment agreement, we terminate Dr. Barry’s employment for cause, Dr. Barry will only be entitled to unpaid amounts owed to him and whatever rights, if any, are available to him pursuant to our stock-based compensation plans or any award documents related to any stock-based compensation.

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Dr. Barry has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) Dr. Barry terminates his employment for good reason, or (b) we terminate his employment without cause, the lump sum severance payment to which he is entitled will be increased from 150% of his base salary to 250% of his base salary and all stock options, restricted stock units, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse.

Dr. Barry’s employment agreement also contains certain noncompetition, no solicitation, confidentiality, and assignment of inventions requirements for Dr. Barry.

Pursuant to an option cancellation and release agreement, dated January 26, 2016, between us and Dr. Barry, Dr. Barry agreed to cancel options to purchase 67,677 shares of our common stock at exercise prices ranging from $7.20 to $78.00 previously granted to him. In exchange for the cancellation of Dr. Barry’s options, we granted to Dr. Barry, pursuant to the InspireMD, Inc. 2013 Long-Term Incentive Plan and the 2013 Employee Stock Incentive Plan, which is a sub-plan to the InspireMD, Inc. 2013 Long-Term Incentive Plan, one share of our common stock as of January 26, 2016.

2015 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Alan Milinazzo	01/26/2015	15,209			109,500
President and Chief Executive	01/26/2015	5,300			38,159
Officer	01/26/2015	31,250			225,000
	01/26/2015		5,300	7.2	22,599
	01/26/2015		25,474	7.2	108,622
	12/31/2015	63,825			56,166

Craig Shore	01/26/2015	4,688			33,750
Chief Financial Officer, Secretary	01/26/2015		7,852	7.2	33,479
and Treasurer

James Barry, Ph.D.	01/26/2015		3,926	7.2	16,740
Executive Vice President and Chief	01/26/2015	10,793			77,708
Operating Officer

(1)	On January 26, 2016, we entered into an option cancellation and release agreement with each of the named executive officers included in the table above, pursuant to which the parties agreed to cancel options which their exercise prices is ranging from $7.20 to $78.00 previously granted to each of the named executive officers included in the table above.

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Outstanding Equity Awards at December 31, 2015

The following table shows information concerning unexercised options and unvested restricted shares outstanding as of December 31, 2015 for each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (15)		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Alan Milinazzo	58,334	1,667	(1)	40.5	1/3/2023
						13,330	(2)	11,730
	19,830	9,915	(3)	20.5	4/23/2023
						5,995	(4)	5,276
	2,878	5,755	(5)	31.0	1/27/2024
						5,755	(6)	5.064
	10,445	20,890	(7)	29.7	1/29/2024
						6,426	(8)	5,655
	-	30,774	(9)	7.2	1/25/2025
						15,209	(10)	13,384
						5,300	(10)	4,664
						31,250	(11)	27,500

Craig Shore	9,131	-		49.285	2/27/2021
	7,500	-		32.0	5/24/2022
	1,667	833	(13)	29.5	5/7/2023
	2,567	5,133	(5)	31.0	1/27/2024
						5,133	(6)	4,517
	3,222	6,445	(7)	29.7	1/29/2024
						1,982	(8)	1,744
	-	7,852	(9)	7.2	1/25/2025
						4,688	(10)	4,125
James Barry	2,500	-		78.0	1/30/2022
	1,250	-		31.6	6/17/2022
	6,667	3,333	(12)	27.5	5/7/2023
	1,667	3,333	(5)	31.0	1/27/2024
						10,000	(13)	8,800
	15,000	30,001	(14)	26.1	7/11/2024
	-	3,926	(9)	7.2	1/25/2025
						2,344	(10)	2,063
						8,449	(11)	7,435

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(1)	These options will vest on January 3, 2016.
(2)	These restricted shares will vest on January 3, 2016.
(3)	These options will vest on April 25, 2016.
(4)	These restricted shares will vest on April 25, 2016.
(5)	These options vest annually, with one-half vesting on each of January 29, 2016 and January 29, 2017.
(6)	These restricted shares vest annually, with one-half vesting on each of January 29, 2016 and January 29, 2017.
(7)	These options vest annually, with one-half vesting on each of January 31, 2016 and January 31, 2017.
(8)	These restricted shares vest annually, with one-half vesting on each of January 31, 2016 and January 31, 2017.
(9)	These options vest annually, with one-third vesting on each of January 26, 2016, January 26, 2017 and January 26, 2018.
(10)	These restricted shares vest annually, with one-third vesting on each of January 26, 2016, January 26, 2017 and January 26, 2018.
(11)	These restricted shares will vest on January 26, 2016.
(12)	These restricted shares will vest on May 9, 2016.
(13)	These restricted shares vest annually, with one-half vesting on each of July 14, 2016 and July 14, 2017.
(14)	These options vest annually, with one-half vesting on each of July 14, 2016 and July 14, 2017.
(15)	On January 26, 2016, we entered into an option cancellation and release agreement with each of the named executive officers included in the table above, pursuant to which the parties agreed to cancel options which their exercise prices is ranging from $7.20 to $78.00 previously granted to each of the named executive officers included in the table above.

Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the twelve months ended December 31, 2015.

 2011 UMBRELLA Option Plan

On March 28, 2011, our board of directors and stockholders adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan, which was subsequently amended on October 31, 2011 and December 21, 2012. Under the InspireMD, Inc. 2011 UMBRELLA Option Plan, we have reserved 500,000 shares of our common stock as awards to the employees, consultants, and service providers to InspireMD, Inc. and its subsidiaries and affiliates worldwide.

The InspireMD, Inc. 2011 UMBRELLA Option Plan currently consists of three components, the primary plan document that governs all awards granted under the InspireMD, Inc. 2011 UMBRELLA Option Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock awards to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax. On December 21, 2012, the stockholders approved the awarding of “incentive stock options” pursuant to the U.S. portion of the plan.

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The purpose of the InspireMD, Inc. 2011 UMBRELLA Option Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The InspireMD, Inc. 2011 UMBRELLA Option Plan is administered by our compensation committee. Unless terminated earlier by the board of directors, the InspireMD, Inc. 2011 UMBRELLA Option Plan will expire on March 27, 2021.

2013 Long-Term Incentive Plan

On December 16, 2013, our stockholders approved the 2013 Plan, which was adopted by our board of directors on October 25, 2013. On September 9, 2015, our stockholders approved an amendment to the 2013 Plan to increase the number of shares of common stock available for issuance pursuant to awards under the 2013 Plan by 470,000 shares of common stock, to a total of 970,000 shares of common stock (as adjusted to reflect the one-for-ten reversed stock split of our common stock effected on October 1, 2015).

The purpose of the 2013 Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The 2013 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The 2013 Plan is administered by our compensation committee. A total of 970,000 shares of common stock are reserved for awards under the 2013 Plan, of which 439,930 were available for future issuance as of December 31, 2015.

The 2013 Plan is intended serve as an “umbrella” plan for us and our subsidiaries worldwide. Therefore, if so required, appendices may be added to the 2013 Plan in order to accommodate local regulations that do not correspond to the scope of the 2013 Plan. Attached as Appendix A to the 2013 Plan, for the purpose of making grants of stock options, restricted stock, and other stock incentive awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers and any other service providers or control holders of us who are subject to Israeli Income Tax.

On April 18, 2016, our board of directors approved an amendment to the 2013 Plan to increase the total number of shares available for future issuance pursuant to awards under the 2013 Plan by 10,000,000 shares of common stock, to be adopted upon receipt of stockholder approval at the Annual Meeting. See “Proposal 2: Approval of the Second Amendment to the InspireMD, Inc. 2013 Long-Term Incentive Plan.”

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2015 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

				Number of securities
				remaining available for
				future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
	warrants and rights		warrants and rights	column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	677,762		24.2	458,533
Equity compensation plans not approved by security holders	87,722	(1)	68.42	-
Total	765,484		29.26

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(1) Comprised of awards made to individuals outside the InspireMD, Inc. 2011 UMBRELLA Option Plan and 2013 Long Term Incentive Plan, as described below:

•	In April 2008, we issued options to purchase 147 shares of common stock to a provider of finder services who assisted InspireMD Ltd. in raising funds in 2008. The exercise price of these options is $49.285 per share. These options are fully vested and expire in June 2016.

•	Options issued to current director: in November 2011, we issued options to purchase an aggregate of 72,500 shares of common stock to Dr. Barer, the chairman of our board of directors. The exercise price of these options is $78 per share. An option to purchase 18,125 shares of common stock vested on April 11, 2013, when our common stock was first listed on a national securities exchange. An option to purchase 18,125 shares of common stock vested on May 10, 2013, after we received research coverage from a second investment bank that ranked in the top twenty investment banks in terms of life science underwritings. The option to purchase 36,250 shares of common stock vests in substantially equal monthly installments (with any fractional shares vesting on the last vesting date) on the last business day of each calendar month over a two year period from the date of grant, with the first installment vesting on November 30, 2011, provided that Dr. Barer is still providing services to us in some capacity as of each such vesting date.

•	Warrant issued to current officer: in March 2011, for work performed in connection with the share exchange transactions and as bonus compensation, we issued Mr. Shore, our chief financial officer, secretary and treasurer, a five-year warrant to purchase up to 75 shares of common stock at an exercise price of $72 per share.

•	Options issued to current vice president of global marketing and strategy: in September 2013, we issued options to purchase 15,000 shares of common stock to David Blossom. The exercise price of these options was $22.3 per share. The options vest annually with one-third vesting on September 16, 2014, September 16, 2015 and September 16, 2016. The options expire on September 16, 2023.

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

Director Compensation

The following table shows information concerning our directors, other than Alan Milinazzo and James Barry, Ph.D., during the twelve months ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
Sol J. Barer, Ph.D.	8,750	—	80,629	—	89,379
Paul Stuka	9,750	—	69,385	—	79,134
James J. Loughlin	10,250	—	71,760	—	82,010
Michael Berman	8,000	—	61,070	—	69,070
Campbell Rogers, M.D.	6,750	—	55,132	—	61,882

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(1)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the twelve months ended December 31, 2015, in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies - Share-based compensation” and Note 2-“Significant Accounting Policies” and Note 9-“Equity” of the Notes to the Consolidated Financial Statements for the Year Ended December 31, 2015 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Name	Shares Subject to Options		Grant Date	Exercise Price	Vesting Schedule	Expiration	Fair Market Value on Grant Date
Sol J. Barer, Ph.D.	4,162	(1)(6)	January 5, 2015	$7.8	Fully vested as of grant date	January 5, 2025	$17,380
	9,161	(2)(6)	January 26, 2015	$7.2	One-third annually in 2016, 2017 and 2018 on the anniversary of the date of grant, provided that Dr. Barer is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	January 26, 2025	$39,059
	4,389	(3)	March 31, 2015	$3.2	Fully vested as of grant date	March 31, 2025	$7,971
	4,967	(4)	June 30, 2015	$2.8	Fully vested as of grant date	June 30, 2025	$8,060
	8,155	(5)	September 30, 2015	$1.7	Fully vested as of grant date	September 30, 2025	$8,159
Paul Stuka	4,637	(1)(6)	January 5, 2015	$7.8	Fully vested as of grant date	January 5, 2025	$19,366
	5,409	(2)(6)	January 26, 2015	$7.2	One-third annually in 2016, 2017 and 2018 on the anniversary of the date of grant, provided that Mr. Stuka is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	January 26, 2025	$23,064
	4,891	(3)	March 31, 2015	$3.2	Fully vested as of grant date	March 31, 2025	$8,882
	5,534	(4)	June 30, 2015	$2.8	Fully vested as of grant date	June 30, 2025	$8,981
	9,087	(5)	September 30, 2015	$1.7	Fully vested as of grant date	September 30, 2025	$9,091

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James J. Loughlin	4,875	(1)(6)	January 5, 2015	$7.8	Fully vested as of grant date	January 5, 2025	$20,359
	5,409	(2)(6)	January 26, 2015	$7.2	One-third annually in 2016, 2017 and 2018 on the anniversary of the date of grant, provided that Mr. Loughlin is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	January 26, 2025	$23,064
	5,142	(3)	March 31, 2015	$3.2	Fully vested as of grant date	March 31, 2025	$9,338
	5,818	(4)	June 30, 2015	$2.8	Fully vested as of grant date	June 30, 2025	$9,442
	9,553	(5)	September 30, 2015	$1.7	Fully vested as of grant date	September 30, 2025	$9,558
Michael Berman	3,805	(1)(6)	January 5, 2015	$7.8	Fully vested as of grant date	January 5, 2025	$15,890
	5,409	(2)(6)	January 26, 2015	$7.2	One-third annually in 2016, 2017 and 2018 on the anniversary of the date of grant, provided that Mr. Berman is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	January 26, 2025	$23,064
	4,013	(3)	March 31, 2015	$3.2	Fully vested as of grant date	March 31, 2025	$7,228
	4,541	(4)	June 30, 2015	$2.8	Fully vested as of grant date	June 30, 2025	$7,369
	7,456	(5)	September 30, 2015	$1.7	Fully vested as of grant date	September 30, 2025	$7,460
Campbell Rogers, M.D.	3,210	(1)(6)	January 5, 2015	$7.8	Fully vested as of grant date	January 5, 2025	$13,407
	5,409	(2)(6)	January 26, 2015	$7.2	One-third annually in 2016, 2017 and 2018 on the anniversary of the date of grant, provided that Mr. Rogers is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	January 26, 2025	$23,064
	3,386	(3)	March 31, 2015	$3.2	Fully vested as of grant date	March 31, 2025	$6,149
	3,832	(4)	June 30, 2015	$2.8	Fully vested as of grant date	June 30, 2025	$6,218
	6,291	(5)	September 30, 2015	$1.7	Fully vested as of grant date	September 30, 2025	$6,294

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(1) These options were granted in lieu of the cash compensation that was owed to them for their services as directors for the third and fourth calendar quarters of 2014.

(2) These options were granted as the director’s 2015 annual director compensation.

(3) These options were granted in lieu of the cash compensation for their services as directors for the first calendar quarter of 2015.

(4) These options were granted in lieu of the cash compensation for their services as directors for the second calendar quarter of 2015.

(5) These options were granted in lieu of the cash compensation for their services as directors for the third calendar quarter of 2015.

(6) On January 26, 2016, we entered into an option cancellation and release agreement with each of the directors , pursuant to which the parties agreed to cancel options which their exercise prices is ranging from $7.20 to $100.00 previously granted to each of the directors.

For the 2014 calendar year, our board approved the following compensation for our independent directors: (i) a $25,000 stipend, payable quarterly; (ii) annual committee chair compensation (effective April 1, 2014) of $12,000 for the chairman of the audit committee, $8,000 for the chairman of the compensation committee and $5,000 for the chairmen of the nominating and corporate governance committee and the research and development committee; (iii) annual committee membership compensation (effective April 1, 2014) of $4,000 for members of the audit committee and the compensation committee and $2,000 for members of the nominating and corporate governance committee and the research and development committee; (iv) an option to purchase 50,000 shares of our common stock for each board member; and (v) an option to purchase an additional 35,000 shares of our common stock for the chairman of the board.

On January 5, 2015, our compensation committee amended its compensation policy for directors to provide that effective as of July 1, 2014, each director would forego any cash compensation in exchange for such number of immediately vested 10 year stock options having a Black-Scholes value equal to the cash compensation otherwise due to such director under our current director compensation policies. As a result of such amendment, on January 5, 2015, we granted to each of Dr. Barer, Mr. Berman, Mr. Loughlin, Dr. Rogers and Mr. Stuka options to purchase 41,611, 38,045, 48,745, 32,100 and 46,367 shares of common stock, respectively, in lieu of the cash compensation that was owed to them for their services as directors for the third and fourth calendar quarters of 2014 (which was $17,500, $16,000, $20,500, $13,500 and $19,500, respectively). Each of these options has a term of 10 years, an exercise price of $0.78 per share, the closing price of our common stock on the date of the grant, and vested immediately. On January 26, 2016, we entered into an option cancellation and release agreement with the directors, pursuant to which the parties agreed to cancel options which their exercise prices is ranging from $7.20 to $100.00 previously granted to each of the directors.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

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Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2015, Messrs. Stuka and Loughlin and Dr. Barer served on our compensation committee. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

PROPOSAL 2: APPROVAL OF SECOND AMENDMENT TO THE

INSPIREMD, INC. 2013 LONG-TERM INCENTIVE PLAN

Our board of directors is seeking the approval of our stockholders of an amendment to the 2013 Plan, which was adopted by our board of directors on April 18, 2016, subject to stockholder approval (the “Second Amendment”). The 2013 Plan was originally approved by our board of directors on October 25, 2013, and by our stockholders at our annual meeting held on December 16, 2013. Under the 2013 Plan as originally adopted, we reserved a total of 5,000,000 shares of our common stock for issuance pursuant to awards. Our board of directors subsequently amended the 2013 Plan on July 16, 2015, which amendment was approved by our stockholders on September 9, 2015, to increase the number of shares of common stock available for issuance pursuant to awards under the 2013 Plan by 4,700,000 shares, to a total of 9,700,000 shares of our common stock. On October 1, 2015, we effected a one-for-ten reverse stock split such that, after giving effect to the reverse stock split, there were 970,000 shares of our common stock reserved for issuance pursuant to awards under the 2013 Plan. As of April 20, 2016, there were 699,563 shares remaining available for future issuance under the 2013 Plan. The Second Amendment further increases the number of shares of common stock available for issuance pursuant to awards under the 2013 Plan by an additional 10,000,000 shares, to a total of 10,970,000 shares of our common stock.

We believe that operation of the 2013 Plan is a necessary and powerful tool in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. In addition, as we continue our recruitment of a new chief executive officer, the ability to grant equity awards under the 2013 Plan will be especially important to attract a qualified chief executive officer on acceptable terms, particularly in light of our limited cash resources. We also need to ensure that we can continue to provide an incentive to our current employees, contractors and outside directors, many of whom hold outstanding options that were previously awarded under the 2013 Plan with exercises prices above the current fair market value of our common stock. We have strived to use our 2013 Plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2013 Plan to meet our current and projected needs. Accordingly, it is the judgment of our board of directors that the Second Amendment is in the best interest of the Company and its stockholders. We believe that the Second Amendment to increase the number of shares of common stock available for issuance pursuant to awards under the 2013 Plan reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Second Amendment and the 2013 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2013 Plan, which is qualified in its entirety by reference to the full text of the 2013 Plan.

The board of directors recommends that the stockholders vote “FOR” the approval of the Second Amendment.

Summary of the Proposed Second Amendment

Our board of directors adopted the Second Amendment on April 18, 2016, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2013 Plan by an additional 10,000,000 shares, to a total of 10,970,000 shares of common stock.

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Description of the 2013 Plan

Purpose. The purpose of the 2013 Plan is to enable the Company and its subsidiaries and affiliates (together, the “Group”) to remain competitive and innovative in our ability to attract, motivate, reward, and retain the services of key employees, key contractors, and outside directors. The 2013 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem and which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock. The 2013 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of U.S. and Israeli tax laws.

The 2013 Plan consists of two components, the primary plan document which governs all awards granted under the 2013 Plan, and one sub-part appendix: Appendix A, which is the 2013 Employee Stock Incentive Plan (the “Israeli Appendix”), designated for the purpose of grants of stock options, restricted stock, and other stock incentive awards to Israeli employees, consultants, officers, directors, and other service providers and to other non-U.S. employees, consultants, and service providers subject to Israeli income tax.

Effective Date and Expiration. The 2013 Plan became effective on October 25, 2013, subject to and conditioned upon stockholder approval of the 2013 Plan, and will terminate on October 25, 2023. No award may be made under the 2013 Plan after its expiration date, but awards made prior thereto may extend beyond that date in accordance with their terms and conditions.

Share Authorization. Subject to certain adjustments, the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2013 Plan is currently, on a post-split basis, 970,000 shares, 100% of which may be delivered pursuant to incentive stock options. If the Second Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased to 10,970,000 shares. Subject to certain adjustments, the maximum number of the shares of common stock with respect to which stock options or stock appreciation rights may be granted to any executive officer of the Company or a subsidiary subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) during any calendar year is 100,000 shares, on a post-split basis. In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2013 Plan and we intend to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $5,000,000 (based on the fair market value of shares of the common stock at the time of the grant of the performance-based award). The 2013 Plan also provides that no more than 10% of the shares of common stock that may be issued pursuant to an award under the 2013 Plan may be designated as Exempt Shares (as defined in the 2013 Plan). The compensation committee has greater flexibility to accelerate the vesting for shares designated as Exempt Shares.

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2013 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2013 Plan. If an award under the 2013 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2013 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2013 Plan, the number of shares available for future awards under the 2013 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2013 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2013 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to the Company; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grants of incentive stock options under the 2013 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

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Administration. The 2013 Plan may be administered by our board of directors or a committee of the board of directors consisting of two or more members. The 2013 Plan will be administered by the compensation committee of our board of directors. The compensation committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2013 Plan; establish and revise rules and regulations relating to the 2013 Plan; and make any other determinations that it believes are necessary for the administration of the 2013 Plan. To assure the viability of awards granted to participants employed in foreign countries, the compensation committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the compensation committee may approve such supplements to, or amendments, restatements, or alternative versions of, the 2013 Plan as the compensation committee determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the compensation committee approves for purposes of using the 2013 Plan in a foreign country will not affect the terms of the 2013 Plan for any other country. The compensation committee may delegate certain duties to one or more officers of the Company as provided in the 2013 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Group whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Group are eligible to participate in the 2013 Plan. As of April 20, 2016, there were approximately 42 employees, directors, and contractors who would be eligible for awards under the 2013 Plan.

Stock Options. For persons subject to U.S. income tax, the compensation committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The compensation committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the compensation committee, except that the compensation committee may not grant stock options with a term exceeding ten years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; or (iv) by any other form of valid consideration that is acceptable to the compensation committee in its sole discretion.

Stock Appreciation Rights. The compensation committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2013 Plan, or tandem SARs. SARs entitle a participant to receive an amount, in cash, shares, or a combination of both, equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of common stock on the date of grant. The compensation committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the compensation committee, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. The compensation committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

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Restricted Stock and Restricted Stock Units. The compensation committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, assigned, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the compensation committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the compensation committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The compensation committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions.

Dividend Equivalent Rights. The compensation committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the grant if such shares were held by the participant to whom the grant is made. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of common stock. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The compensation committee may grant performance awards of cash, shares of common stock, units, or rights based upon, payable in, or otherwise related to shares of our common stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the performance period. The compensation committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2013 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2013 Plan, it is our intent that such performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. In certain circumstances, the compensation committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the compensation committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m), if the compensation committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the compensation committee deemed satisfactory, the compensation committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards (whether relating to cash or shares of common stock) under the 2013 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the compensation committee prior to the issuance of an award. However, to the extent Section 162(m) of the Code is applicable, the compensation committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

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Other Awards. The compensation committee may grant other forms of awards, based upon, payable in, or otherwise related to, in whole or in part, shares of our common stock, if the compensation committee determines that such other form of award is consistent with the purpose and restrictions of the 2013 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Israeli Awards. For persons subject to the Israeli Income Tax Ordinance (the “Ordinance”), the compensation committee is authorized to grant stock options pursuant to the terms of the Israeli Appendix. The compensation committee may grant (i) options under Section 102 of the Ordinance (“Section 102 Options”) to employees, officers, and directors (excluding Controlling Members, as defined below) and (ii) options under Section 3(i) of the Ordinance (“Section 3(i) Options”) to controlling members as defined in the Ordinance (holding more than 10% of the Company’s outstanding voting shares of common stock) (the “Controlling Members”), consultants and other service providers with no employer/employee relationship with the Group and who are not office holders. The compensation committee may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, and as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the determination of the compensation committee as to the taxation route of the incentive, the type of option, and the duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the compensation committee may grant options as “Work Income Options,” for which the options and shares upon exercise must be held in trust for 12 months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for 24 months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options. Section 3(i) Options and the shares upon exercise may be held in trust as well, depending upon the agreement between the compensation committee, optionee, and the trustee of the trust.

Israeli participants can be granted other type of options under the 2013 Plan, but some of them will require a pre-ruling from the Israeli Tax Authorities in order to be deemed Approved 102 Options. In addition, the compensation committee is authorized to grant restricted stock and other stock incentives subject to restrictions as specified by the compensation committee. The compensation committee may grant such incentives under (i) Section 102 of the Ordinance (“Section 102 Incentives”) to employees, officers, and directors (excluding Controlling Members) and (ii) under Section 3(i) of the Ordinance (“Section 3(i) Incentives”) to Controlling Members, consultants and other service providers with no employer/employee relationship with the Group and who are not office holders.

Vesting, Forfeiture, Assignment. The compensation committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2013 Plan. If the compensation committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the compensation committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. “Full Value Awards” (i.e., restricted stock or restricted stock units) that constitute performance awards must vest no earlier than one year after the date of grant, and Full Value Awards that are payable upon the completion of future services must vest no earlier than over the three year period commencing on the date of grant. Notwithstanding the foregoing, the compensation committee may, in its sole discretion, accelerate the vesting or waive any applicable restriction period for such Full Value Awards, provided that the shares of common stock subject to such awards shall be Exempt Shares (as defined in the 2013 Plan), unless such acceleration or waiver occurs by reason of the participant’s death, disability, retirement, or occurrence of a change in control. The number of Exempt Shares is limited to 10% of the number of shares available for issuance under the 2013 Plan. For stock options granted pursuant to the Israeli Appendix, unless otherwise provided in an award agreement, the options are subject to the following default vesting provisions: 1/4 of the optioned shares shall vest annually over a four-year period, beginning with the first anniversary of the date of grant.

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The compensation committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the compensation committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service. The compensation committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. For stock options granted pursuant to the Israeli Appendix, unless otherwise provided in an award agreement, the options are subject to the following forfeiture provisions: (i) upon any termination of service, all unvested optioned shares are forfeited; (ii) upon a voluntary termination of service by a participant, vested optioned shares terminate 30 days following the date of the termination of service; (iii) upon an involuntary termination of service by us other than for “cause” (as defined in the Israeli Appendix), vested optioned shares terminate 60 days following the date of the termination of service; (iv) upon a termination of service due to disability or the Participant’s retirement with our consent, vested optioned shares terminate one year following the date of such termination of service; (v) upon a termination of service due to death, vested optioned shares terminate two years from the date of death; and (vi) upon an involuntary termination of service by us for “cause” (as defined in the Israeli Appendix), all optioned shares, including vested optioned shares, terminate immediately.

Awards granted under the 2013 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the compensation committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the compensation committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the compensation committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2013 Plan; (iv) the exercise price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2013 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2013 Plan to the end that the same proportion of our issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2013 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

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Amendment or Discontinuance of the 2013 Plan. The board of directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2013 Plan in whole or in part, except that no amendment for which stockholder approval is required either: (i) by any securities exchange or inter-dealer quotation system on which our common stock is listed or traded, or (ii) in order for the 2013 Plan and incentives awarded under the 2013 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon. Any amendments made shall, to the extent deemed necessary or advisable by the compensation committee, be applicable to any outstanding awards theretofore granted under the 2013 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2013 Plan, the holder of any award outstanding under the 2013 Plan shall, upon request of the compensation committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the compensation committee to any award agreement relating thereto. Notwithstanding anything contained in the 2013 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2013 Plan without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2013 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no U.S. federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

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Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a U.S. federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

U.S. Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2013 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made by (i) the delivery of cash to us in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (ii) if we, in our sole discretion, so consent in writing, the actual delivery by the participant to us of shares of common stock that the participant has not acquired from us within six months prior to the date of exercise, which shares so delivered have an aggregate fair market value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if we, in our sole discretion, so consent in writing, our withholding of a number of shares to be delivered upon the exercise of a stock option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). We also may, in our sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by us to the participant.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than our principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2013 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2013 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

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Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under the Israeli Appendix of the 2013 Plan is general and does not purport to be complete.

Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares and other securities (including restricted shares) (together “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee. Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Work Income Options). Capital Gains Options and Work Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least 24 months from their date of grant. Any gain made on the sale of shares following the 24 month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of our common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the 30-day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the 24 month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised and transferred from the trustee to the beneficiary, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Work Income Options and the underlying shares have to be held in trust for at least 12 months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Work Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable 24 month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee. In the case of options not made through a trustee, if the shares are non-marketable securities, the option will not be subject to tax at the date of grant of the option or the exercise of the option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the option. However, capital gains tax will be payable on the sale of the shares upon exercise of the option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

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Grant of Section 3(i) Options. Options under Section 3(i) of the Ordinance may be granted to Controlling Members, consultants, service providers and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares or sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of options for shares which have a market value are subject to tax on the date of grant, exercise of the option, and the sale of the shares. The value of the option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Restricted Stock. In the event that restricted stock is issued under Section 102 of the Ordinance and held with a trustee, the tax treatment to the stockholder will be the same as that of Approved 102 Options. If restricted stock is granted under Section 102 of the Ordinance without being held by a trustee, or through the Section 3(i) of the Ordinance, the stockholder will have to get a tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance of the restricted stock, from the restricted stock issuance date to the date when the restriction on the restricted stock is removed, otherwise it might cause an immediate tax event to the stockholder with an immediate withholding tax obligation of the Company.

Other Stock Incentives. All other incentives under the Israeli Plan need a tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise there is an immediate tax event.

New Plan Benefits

With respect to the increased number of shares reserved under the 2013 Plan pursuant to the Second Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2013 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

The market value of our common stock is $0.52 per share based on the closing price of our common stock on April 19, 2016.

Vote Required

Pursuant to Section 711 of the NYSE MKT Company Guide, the Second Amendment must be approved by a majority of the votes cast on such proposal with abstentions counting as votes cast. Therefore, the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that cast a vote for, against or abstain from such proposal is required for the approval of the Second Amendment.

The board of directors recommends a vote FOR the approval of the Second Amendment.

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PROPOSAL 3: APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our board of directors is seeking the approval of our stockholders of an amendment to our Certificate of Incorporation (the “Certificate Amendment”) to increase the number of authorized shares of common stock from 50,000,000 to 150,000,000, which was approved by our board of directors on April 18, 2016, subject to stockholder approval. The Certificate Amendment will not change the number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock. The full text of the proposed Certificate Amendment is attached to this Proxy Statement as Annex C.

The additional shares of common stock authorized for issuance by the Certificate Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

If the proposed Certificate Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing and recording of a Certificate of Amendment with the Secretary of State of Delaware.

Reasons for the Increase in the Number of Authorized Shares

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of common stock for future use. Of the 50,000,000 shares of our common stock currently authorized, as of the close of business on April 20, 2016, there were 10,722,974 shares of common stock outstanding. In addition to the shares of common stock outstanding on April 20, 2016, we had an aggregate of 963,025 shares reserved for future issuance under our equity compensation plans. In addition, we have reserved 5,831,822 shares of common stock for issuance upon exercise of currently outstanding options and warrants, which leaves only 32,482,179 authorized and unissued shares of common stock that remain available for issuance (which amount will be further reduced to 22,482,179 shares if the Second Amendment to the 2013 Plan is approved). As a result of the foregoing, our authorized shares of common stock available for future issuance in connection with potential financing transactions, business expansion opportunities, grants pursuant to equity compensation plans and other general corporate purposes will be limited if the Certificate Amendment is not approved by stockholders.

Our board of directors is recommending the proposed increase in the authorized number of shares of common stock for the primary purpose of providing the Company with appropriate flexibility to issue shares in the future on a timely basis in the event that the board of directors determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) enter into strategic business transactions, (iii) provide equity incentives to directors, officers and employees pursuant to equity compensation plans or (iv) further other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. In addition, as previously reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, we do not have sufficient resources to fund our business operations beyond May 2016 and there is substantial doubt about our ability to continue as a going concern. Therefore, particularly in light of our limited resources, we believe that approval of the Certificate Amendment is necessary to provide the flexibility that we require to raise capital through the sale of our equity securities. As such, in considering and planning for our current and future corporate needs, our board of directors believes that the current number of authorized and unreserved shares of common stock available for issuance is inadequate.

Contemplated Public Offering

On April 14, 2016, we filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (the “Registration Statement”) for a proposed public offering (the “Offering”) of up to $36,829,688 of Series B Convertible Preferred Stock (the “Preferred Stock”) and warrants to purchase shares of our common stock (and the shares of common stock issuable from time to time upon conversion of the Preferred Stock and upon exercise of the warrants). In order to complete the proposed Offering, we will require more shares of common stock than are currently authorized and available for issuance under our Certificate of Incorporation. Further information on the terms of such Offering, the proceeds to be obtained therefrom and the anticipated use of such proceeds will be provided in the Registration Statement as subsequently amended. Because we expect the proposed Offering to utilize virtually all of the currently authorized but unissued and unreserved shares of common stock, our board of directors believes that approval of the Certificate Amendment is advisable both to enable the proposed Offering and also to provide the Company with sufficient flexibility to undertake future financings, strategic business transactions, grants pursuant to equity compensation plans and other corporate objectives. At the present time, there are no agreements, understandings or arrangements for the issuance of the additional shares of common stock proposed to be authorized except through the proposed Offering and pursuant to the existing obligations described above.

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The proposed Offering is subject to the Registration Statement becoming effective, compliance with applicable state securities laws and favorable market conditions. Therefore, no assurances can be given as to the timing of the contemplated Offering or that it will be consummated on the terms described above or at all. The foregoing discussion with respect to the contemplated Offering is not an offer of our securities for sale or the solicitation of an offer to buy our securities nor should it be interpreted that the contemplated Offering will ever occur. Such offer or solicitation may only be made by means of a prospectus.

Effects of the Increase in the Number of Authorized Shares

If stockholders approve the Certificate Amendment to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our board of directors will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including the planned public offering, other future capital raising transactions of equity or convertible debt securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our board of directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our board of directors in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Certificate Amendment, our Certificate of Incorporation and amended and restated bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Certificate Amendment to increase the number of authorized shares of common stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

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Vote Required

The affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock is required for the approval of the Certificate Amendment to increase the number of authorized shares of common stock.

The board of directors recommends a vote FOR the approval of the Certificate Amendment.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF Kesselman & Kesselman, Certified Public Accountants, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Kesselman & Kesselman, Certified Public Accountants (“Kesselman”), a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the year ending December 31, 2016, subject to stockholder ratification.

Kesselman served as our independent registered public accounting firm for the years ended December 31, 2015 and 2014. Representatives of Kesselman will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the years ended December 31, 2015 and 2014 are described below.

Audit Fees

Kesselman billed us audit fees in the aggregate amount of $119,000 and $170,500 for the year ended December 31, 2015 and 2014, respectively. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman billed us audit-related fees in the aggregate amount of $47,000 and $67,000 for the year ended December 31, 2015 and 2014, respectively. The fees for the year ended December 31, 2015 mostly related to our prospectus supplement filed with the Securities and Exchange Commission on March 4, 2015.

The fees for the year ended December 31, 2014 related to performance of audit-related services for our registration statement on Form S-8 initially filed with the Securities and Exchange Commission on June 5, 2014 our prospectus supplement initially filed with the Securities and Exchange Commission on November 5, 2014 and in connection with our evaluation of certain abandoned transactions.

Tax Fees

Kesselman billed us tax fees in the aggregate amount of $51,525 and $42,275 for the year ended December 31, 2015 and 2014, respectively. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman did not bill us for any other fees for the year ended December 31, 2015 and 2014.

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Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting. The audit committee pre-approved all of the fees set forth above.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2016.  In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Kesselman as our independent registered public accounting firm for the year ending December 31, 2016.

The board of directors recommends a vote FOR the ratification of the appointment of Kesselman
& Kesselman, Certified Public Accountants.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the Securities and Exchange Commission, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 321 Columbus Avenue, Boston, Massachusetts 02116. The proposal must be received no later than April 14, 2017, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between February 18, 2017 and March 20, 2017.

A copy of InspireMD, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 321 Columbus Avenue, Boston, Massachusetts 02116.

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Annex A

SECOND AMENDMENT TO THE

INSPIREMD, INC. 2013 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO THE INSPIREMD, INC. 2013 LONG-TERM INCENTIVE PLAN (this “Amendment”), dated as of _____, 2016, is made and entered into by InspireMD, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Company’s Board of Directors (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Company previously reserved a total of nine million seven hundred thousand (9,700,000) shares of its Common Stock to be delivered pursuant to Awards under the Plan;

WHEREAS, on October 1, 2015, the Company effected a one-for-ten reverse stock split such that, after giving effect to the reverse stock split, there were nine hundred seventy thousand (970,000) shares of Common Stock reserved for issuance under the Plan;

WHEREAS, the Board desires to amend the Plan to increase the number of shares of Common Stock that may be delivered pursuant to Awards under the Plan by an additional ten million (10,000,000) shares, for an aggregate maximum total of ten million nine hundred seventy thousand (10,970,000) shares available under the Plan on a post-split basis; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan and subject to stockholder approval, the Plan is hereby amended, effective as of the date hereof, as follows:

1.             Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1           Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is ten million nine hundred seventy thousand (10,970,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one hundred thousand (100,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

Annex A-1

2.            Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank

Signature Page Follows.]

Annex A-2

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

INSPIREMD, INC.

By:
Name:	Craig Shore
Title:	Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary

Signature Page to

Second Amendment to the 2013 Long-Term Incentive Plan

Annex A-3

Annex B

INSPIREMD, INC.

2013 LONG-TERM INCENTIVE PLAN

The InspireMD, Inc. 2013 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of InspireMD, Inc., a Delaware corporation (the “Company”), effective as of October 25, 2013, subject to approval by the Company’s stockholders.

Article 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries (together, the “Group”) and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)       increase the interest of such persons in the Group’s welfare;

(b)       furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)       provide a means through which the Group may attract able persons as Employees, Contractors, and Outside Directors.

This Plan is intended serve as an “umbrella” plan for the Company and the entire Group worldwide. Therefore, if so required, appendices may be added to the Plan for the various international Subsidiaries in order to accommodate local regulations that do not correspond to the scope of the Plan, at the discretion of the Board. Any such appendices that the Company approves for purposes of using this Plan for an international Subsidiary will not affect the terms of this Plan for any other country.

Attached hereto as Appendix A is the InspireMD, Inc. 2013 Employee Stock Incentive Plan (the “Israeli Plan”), designated for the purpose of making grants pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers of the Group and any other service providers or control holders of the Company who are subject to Israeli Income Tax.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

Annex B-1

2.1       “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2       “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3       “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4       “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5       “Board” means the board of directors of the Company.

2.6       “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

Annex B-2

2.7        “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8       “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9       “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10      “Company” means InspireMD, Inc., a Delaware corporation, and any successor entity.

2.11      “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12      “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13      “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14      “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15      “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.16      “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17      “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

Annex B-3

2.18      “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19      “Incentive” is defined in Section 2.2 hereof.

2.20      “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21      “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.22      “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23      “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24      “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25      “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26      “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27      “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28      “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29      “Plan” means this InspireMD, Inc. 2013 Long-Term Incentive Plan, as amended from time to time.

Annex B-4

2.30       “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31       “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32       “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33       “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee; provided, however, in the case of Participants who reside in the European Economic Area, “Retirement” shall mean any Termination of Service as of a date they are eligible for mandatory retirement benefits under local law, without regard to age.

2.34       “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35       “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36       “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37       “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38       “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Annex B-5

2.39         “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3

ADMINISTRATION

3.1          General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2          Designation of Participants and Awards.

(a)       The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

Annex B-6

(b)       Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3          Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Annex B-7

Article 5

SHARES SUBJECT TO PLAN

5.1       Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is five million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one million (1,000,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2       Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Annex B-8

Article 6

GRANT OF AWARDS

6.1          In General.

(a)       The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)       If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)       Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2          Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3          Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

Annex B-9

6.4          Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)          Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)          Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)       Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)       Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)       The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

Annex B-10

(iv)       Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5          SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6          Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

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6.7          Performance Awards.

(a)       The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)       Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

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(c)       Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8          Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9          Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

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6.10        Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11        Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

Article 7

AWARD PERIOD; VESTING

7.1          Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2          Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1          In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

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8.2          Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3          Exercise of Stock Option.

(a)       In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)       Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

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(c)       Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)       Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4          SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)       cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)       that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)       the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5          Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

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Article 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on October 25, 2023, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

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Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1        No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2        Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3        Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4        Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

Annex B-18

(a)       giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)       in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)       An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

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Article 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

Article 15

MISCELLANEOUS PROVISIONS

15.1        Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2        No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3        Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4        Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5        Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

Annex B-20

15.6        Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7        Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8        Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Annex B-21

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9        Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10       Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain InspireMD, Inc. 2013 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Boston, Massachusetts. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

Annex B-22

Article 16

ACCELERATION OF AWARD VESTING

16.1        Application. The provisions of this Article 16 shall apply notwithstanding any provisions of this Plan to the contrary.

16.2        Definitions.

(a)       “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 16.3.

(b)       “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

(c)       “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

16.3        Number of Shares Available for Awards. No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1 may be shares designated as “Exempt Shares.”

16.4        Full Value Award Vesting. Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(a)       All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(b)       All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(c)       The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant's death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 16.4 or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

A copy of this Plan shall be kept on file in the principal office of the Company in Boston, Massachusetts.

***************

Annex B-23

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of October 25, 2013, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

INSPIREMD, INC.

By:	/s/ Alan Milinazzo
Name:	Alan Milinazzo
Title:	Chief Executive Officer

Attest:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Secretary

Annex B-24

APPENDIX A

INSPIREMD, INC.

2013 Employee Stock Incentive Plan

Designated for the Israeli Income Tax Ordinance

ARTICLE I

Purpose

1.	The purpose of this 2013 Employee Stock Incentive Plan (the “Israeli Plan”) shall be as defined in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “Incentive Plan”), and is intended to harmonize the terms and conditions of the Incentive Plan with applicable Israeli law and provide specific provisions regarding Participants (as defined in the Incentive Plan) who are subject to the Ordinance (as defined below). Unless expressly provided in this Israeli Plan, the provisions of the Incentive Plan shall apply. Capitalized terms not expressly defined in this Israeli Plan shall have the meaning ascribed to them under the Incentive Plan.

2.	This Israeli Plan is intended to promote the interests of InspireMD, Inc. (the “Company”) and its Affiliates, if any, (the “Group Companies”) by providing present and future officers of the Group Companies, other employees of the Group Companies (including directors of the Group Companies) and consultants of the Group Companies with an incentive to enter into and continue in the employ of the Group Companies and to acquire a proprietary interest in the long-term success of the Group Companies.

3.	The word “Affiliate”, when used in the Israeli Plan, shall mean any “employer company” within the meaning of Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).[1]

ARTICLE II

Administration

1 s. 102 (a) of the Ordinance: “employer company” – any of the following: (1) an employer that is an Israeli resident company or a foreign resident company with a permanent enterprise or a research and development center in Israel, if the Commissioner so approved (for this purpose: the employer), (2) a company that is a controlling member of the employer or of which the employer is a controlling member, or (3) a company controlled by a person if the same person controls the employer.

Annex B-25

4.	The Israeli Plan shall be administered by the Board or the Committee (the “Administrator”) as shall be resolved by the Board. The Administrator shall have the authority in its sole discretion, subject and not inconsistent with the express provisions of the Israeli Plan, to administer the Israeli Plan and to exercise all the powers and authorities specifically granted to it under the Israeli Plan as necessary and advisable in the administration of the Israeli Plan, including, without limitation:

a.	To determine which of the eligible, officers, employees, directors, and consultants of the Group Companies or other person shall be granted options to purchase Common Stock (each an “Option”), as that term is defined below, or other Awards, provided however, that (a) employees, officers and directors (excluding controlling members as defined in Section 32(9) of the Ordinance2) (“Employees”, and each an “Employee”) may only be granted Awards, pursuant to Section 102 of the Ordinance and the rules and regulations promulgated thereunder, including the Income Tax Regulations (Tax Relief for Issue of Shares to Employees), 5763 -2003, (“Section 102 Incentives”); and (b) those who have no employee/employer relationship with the Group Companies and are not ‘office holders’ (such as consultants and service providers), and Controlling Members (“Consultants”, and each a “Consultant”), may only be granted Incentives pursuant to Section 3(i) of the Ordinance (“Section 3(i) Incentives”);

b.	To determine the type of Incentives to be granted, i.e. Section 102 Incentives or Section 3(i) Incentives , or any other type of Incentive provided in Section 6 of the Incentive Plan, and their Date of Grant;

c.	To determine the number of shares of Common Stock, to which an Incentive may relate, the terms, conditions and restrictions of each Award and Incentive, the exercise price of each Option (the “Option Exercise Price”), the date on which each Option or other Incentives becomes exercisable or free of any restrictions (the “Exercise Date”), the Award Period and any other restrictions on (i) the exercise of Options issued hereunder, or (ii) other Incentives;

d.	To determine the form or forms of the award agreements under the Israeli Plan (the “Award Agreement”) (which forms shall be consistent with the terms of the Incentive Plan but need not be identical), any other instruments that constitute or contain a Company obligation to grant an Incentive under the Israeli Plan (each, a “Grant Instrument”), as that term is defined below, and ancillary documentation;

e.	To determine whether, to what extent, and under what circumstances, an Incentive may be settled, canceled, forfeited, exchanged or surrendered;

f.	To construe and interpret the Israeli Plan, Award Agreements, any Incentive, Grant Instruments and ancillary documentation and to make all other determinations deemed necessary or advisable for the administration of the Israeli Plan; and

g.	To prescribe, amend and rescind rules and regulations relating to the Israeli Plan.

5.	All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants, unless otherwise determined by the Board of Directors.

2 s. 32(9) of the Ordinance: “controlling member” – a person who holds, directly or indirectly, alone or with a relative, one of the following: (a) at least 10% of the issued share capital or at least 10% of the voting power; the right to hold at least 10% of the issued share capital or at least 10% of the voting power, or a right to acquire either; (c) the right to receive at least 10% of the profits; (d) the right to appoint a director.

Annex B-26

6.	Insofar as the Board is entitled by law to delegate all and any of its powers and authority granted it under this Israeli Plan to a Committee, the Board shall be entitled to do so. The Committee’s authorities shall be as provided in the Incentive Plan. Any action may be taken by a written document (in lieu of meeting) signed by the Committee, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Committee may appoint a Secretary who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall determine.

7.	No member or former member of the Administrator shall be liable for any action, failure to act, or determination made in good faith with respect to the Israeli Plan or any right granted thereunder.

8.	The Administrator may designate Incentives granted pursuant to Section 102 as (1) “Approved 102 Incentives” (i.e. Incentives granted pursuant to Section 102(b) of the Ordinance and held in trust by a trustee for the benefit of the Participant); or (2) “Unapproved 102 Incentives” (i.e. Incentives granted pursuant to Section 102(c) of the Ordinance and not held in trust by a trustee).

9.	The Administrator may elect for Approved 102 Incentives to be classified as either (1) “Work Income Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance; or (2) “Capital Gain Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance (the “Election”).

10.	Unapproved 102 Incentives may be granted until the Administrator’s Election has been appropriately filed with the Israeli tax authorities, which election must be made at least thirty days before the date of the first grant of an Approved 102 Incentive under this Israeli Plan or according to the instructions published by the Israeli tax authorities from time to time. The Election shall remain in effect until the end of the subsequent year following the year during which the Administrator first granted such Approved 102 Incentives. During the period indicated in the sentence above, the Administrator may grant only the type of Approved 102 Incentive it has elected, which Election shall apply to all Participants who were granted Approved 102 Incentives during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance, as amended. For the avoidance of doubt, such Election shall not prevent the Administrator from granting, at all times, Unapproved 102 Incentives to Employees or Section 3(i) Incentives to Consultants.

ARTICLE III

Incentive Shares

11.	The shares to be issued under the Israeli Plan (the “Incentive Shares”) shall be authorized but unissued Common Stock (the “Shares”). The total number of Shares reserved for issuance under the Israeli Plan shall be equal to the total number of Shares reserved under Section 5.1 of the Incentive Plan, subject to any adjustments and reductions made pursuant to the Incentive Plan. Such Shares are reserved out of the total number of Shares reserved under Section 5.1 of the Incentive Plan.

12.	The number of Shares available for grant of Incentives under the Israeli Plan shall be decreased by the sum of the number of Shares with respect to which Incentives have been issued and are then outstanding and the number of Shares issued upon exercise of Options. In the event that any outstanding Incentive under the Israeli Plan for any reason expires, is terminated, or is canceled, the Shares covered by the unexercised portion of such Incentive may again be subject to Awards under the Israeli Plan.

Annex B-27

13.	The Company shall at all times during the term of the Israeli Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Incentives granted according to this Israeli Plan, shall pay all original issue taxes (which shall not include income taxes of the Participant), if any, with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

ARTICLE IV

Incentive Price

14.	Each Award Agreement and Grant Instrument with respect to an Award shall set forth the amount (the “Incentive Price”) which will be paid by the Participant to the Company upon exercise of the Options or allocation of other Incentives. Payment shall be made in cash, or by certified check in the manner prescribed in Article VI (Exercise of Options, Termination) hereof.

ARTICLE V

Terms of Awards

15.	The Administrator shall determine the dates after which, or circumstances in which, Options may be exercised or other Incentives may be released of any restriction thereto, in whole or in part. If Incentives are exercisable in installments, then the installments or portions thereof which are exercisable and not exercised shall remain exercisable until such Incentives expire or terminate in accordance with the provisions herein.

16.	Notwithstanding any other provision of the Israeli Plan but subject to Section 7.1 of the Incentive Plan, no Incentive shall be exercisable or otherwise valid after a date ten years from the date of grant of such Award (the “Expiration Date”).

17.	Unless determined otherwise by the Administrator with regard to all or any of the Participants or the Options and subject to Section 7.2 of the Incentive Plan, the Options will be exercisable into Shares, as follows:

a.	One fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of twelve (12) months after their Date of Grant (the “First Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Date of Grant until the end of First Vesting Date;

b.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of twenty four (24) months after their Date of Grant (the “Second Vesting Date”), provided, that that the Participant is continuously employed or engaged by a Group Company from the First Vesting Date until the end of Second Vesting Date;

c.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of thirty six (36) months after their Date of Grant the Award (the “Third Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Second Vesting Date until the end of Third Vesting Date; and

Annex B-28

d.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of forty eight (48) months after their Date of Grant (the “Fourth Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Third Vesting Date until the end of Forth Vesting Date.

ARTICLE VI

Exercise of Options, Termination

18.	Subject to Article X (Trustee) below and as more fully provided in Section 8.3 of the Incentive Plan, the exercise of any Option shall be effected by a Participant signing and returning to the Company at its principal office a notice of exercise in the form prescribed from time to time by the Company or the Committee (a “Notice of Exercise”), along with payment for the Incentive Shares purchased thereby. Such payment will be made in dollars or shekels in accordance with the terms of the specific Award Agreement.

19.	Subject to Article X (Trustee) below, the Company shall issue Incentive Shares, in the name of the respective Participant, and deliver to him a certificate or certificates, as the case may be, representing such Shares as soon as practicable after a Notice of Exercise and payment for the Shares shall be received. If Article X (Trustee) applies, then exercise of the Incentives will be subject to the agreement with the Trustee, as that term is defined below, and in accordance with Section 102 of the Ordinance.

20.	The Company may, if required under any Applicable Law, require that an Participant deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of Shares thereupon.

21.	All Shares purchased upon the exercise of an Option or other grant of an Incentive as provided herein shall be fully paid and non-assessable.

22.	In the event that an Option is exercised by any person or persons other than the Participant, pursuant to Article VII (Non-Transferability of Incentive Rights), such Notice of Exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

23.	If the Participant shall cease to be employed or engaged by a Group Company, as the result of his resignation, then the Participant shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Participant resigns (according to the provisions of Article V (Terms of Awards)), within thirty (30) days as of the Termination Date.

24.	If the Participant shall cease to be employed or engaged by a Group Company, as the result of his dismissal without Cause, then the Participant shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Participant’s dismissal (according to the provisions of Article V (Terms of Awards)), within sixty (60) days after the Termination Date.

Annex B-29

25.	If the Participant shall cease to be employed or engaged by a Group Company as the result of his disability or retirement with the consent of the Group Company, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group Company, and only to the extent that the Option is exercisable as of such time as defined in Article V (Terms of Awards), may be exercised by him within one (1) year, after the Termination Date.

26.	If the Participant shall die while employed or engaged by a Group Company, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Article V (Terms of Options), to exercise the Option (to the extent that the Participant would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

27.	If the Participants shall be terminated for Cause, then, all Options, whether exercisable or not on the date that the Group Company delivers to the employee a termination notice, will expire and may not be further exercised.

28.	For the purpose of this Israeli Plan, “Cause” shall exist if the Participant (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group Company, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any Group Company in connection with his employment or other agreement with a Group Company; or (iii) is convicted of a felony.

29.	In the event of the institution of any legal proceedings directed to the validity of the Israeli Plan or any Option, the Company may, in its sole discretion, and without incurring any liability therefore to the Participant, terminate the Option.

30.	All terms and conditions herein are subject to any Applicable Law.

31.	For purposes of this Article VI, “Termination Date” shall mean the date on which Participant’s employment or engagement with a Group Company is terminated.

ARTICLE VII

Non-Transferability of Incentive Rights

32.	An Incentive that is granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution. To the extent provided in Article VI (Exercise of Options, Termination), an Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive contrary to the provisions of the AwardAgreement or the Israeli Plan, and the levy of any execution, attachment, or similar process upon the Incentive, shall be null and void and without effect; provided, however, that if the Participant shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right to exercise the Option to the extent exercisable in accordance with Article VI (Exercise of Options, Termination).

Annex B-30

ARTICLE VIII

Adjustments

33.	Except as otherwise provided by Section 12.4 of the Incentive Plan, upon the occurrence of any of the following events (each a “Transaction”):

a.	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

b.	an acquisition of: (i) all or substantially all of the shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of shares or assets is referred to herein as the “Acquiring Company”;

for any unexercised Incentive remain outstanding under the Israeli Plan (the “Unexercised Incentive”), there shall be substituted for the Shares subject to the Unexercised Incentive an appropriate number of shares of such class of shares or other securities of the Successor Company or the Acquiring Company, as the case may be (or, if such company is not an operating company, of the first operating company in the ownership chain of such company) (the “Substitute Shares”). Appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares subject to the Unexercised Incentive, and all other terms and conditions of the Award Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board whose determination shall be final.

34.	The Committee shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Incentive or the cancellation of all or any portion of any outstanding restrictions with respect to any Incentive upon certain events or occurrences, and to include such provisions in the Award Agreement on such terms and conditions as the Committee shall deem appropriate.

35.	Subject to Applicable Law, the Committee shall have full authority to, at any time and from time to time, without the approval of the stockholders of the Company, (i) grant in its discretion to the holder of an outstanding Incentive, in exchange for the surrender and cancellation of such Incentive, a new Incentive having an exercise price or purchase price, as the case may be, lower than provided in the Award (and related Award Agreement) so surrendered and canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Israeli Plan and any Applicable Law, or (ii) effectuate a decrease in the Incentive Price of outstanding Incentives. At the full discretion of the Administrator, such actions may be brought before the stockholders of the Company for their approval.

36.	In the event of a Share Sale or a Merger, each Participant shall participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Shares and Incentives in the Company, provided, however, that each such Share or Incentive shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), while accounting for changes in such price or ratio due to the respective terms of any such Award.

Annex B-31

37.	With respect to Incentive Shares held in trust the following procedure will be applied: the Trustee (as defined below) will transfer the Incentive Shares held in trust and sign any document in order to effectuate the transfer of Incentive Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Incentive Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Incentive Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Incentive Shares directly to the Participant.

ARTICLE IX

Changes in Capitalization

38.	In case of any change in capitalization event as provided in Article 11 of the Incentive Plan, appropriate equitable adjustments shall be made by the Board, whose determination shall be final, to the number of Shares which may be purchased under the Israeli Plan, the number of Shares subject to Awards, and the Incentive Price per Share which may be purchased under outstanding Award Agreements, all as in accordance with Article 11 of the Incentive Plan.

ARTICLE X

Trustee

39.	Approved 102 Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Approved 102 Incentives, including all rights attaching to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be allocated or issued to a trustee nominated by the Board (the “Trustee”) and approved in accordance with the provisions of Section 102 of the Ordinance, and will be held by the Trustee for the benefit of the Participants.

40.	Approved 102 Incentives and any Shares received following exercise of Approved 102 Incentives, including all rights attached to such Shares, and other Shares received subsequently following any realization of rights (including bonus Shares), will be held by the Trustee for a period of (i) at least twenty four (24) months from the Date of Grant of the Capital Gain Incentives , or (ii) at least twelve (12) months from the Date of Grant of the Work Income Incentives (the “Trust Period”). If the requirements for Approved 102 Incentives are not met, then the Approved 102 Incentives will be regarded as Unapproved 102 Incentives. Notwithstanding the aforesaid, Shares received upon the exercise of Incentives may be sold or transferred, and the Trustee may release such Shares (or Approved 102 Incentives) from trust, prior to the lapse of the Trust Period, provided, however, that tax is paid or withheld in accordance with Section 102(b)(4) of the Ordinance and Section 7 of the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003. However, the Administrator may, in its sole discretion, require a Participant not to sell the Shares or transfer the Incentives in the Participant’s name prior to the lapse of the Trust Period.

41.	All rights attaching to any Shares received following exercise of Approved 102 Incentives, and other shares received subsequently following any realization of rights (including bonus Shares), will be subject to the same taxation treatment applicable to such received Shares.

Annex B-32

42.	Section 3(i) Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Section 3(i) Incentives and other Shares received following any realization of rights, in the Administrator’s discretion, may be allocated or issued to a Trustee and will be held by the Trustee until all of the terms required for release thereof, as set forth herein and in the applicable Award agreement with the Participant, are fulfilled, including payment of the required taxes. Anything to the contrary notwithstanding, the Trustee shall not transfer to a Participant any Section 3(i) Incentives which were not already exercised into Shares by the Participant.

43.	The Trustee shall not transfer to the Participant any Shares allocated or issued upon exercise of Incentives prior to the full payment of the Participant’s tax liabilities arising from or relating to Incentives, which were granted to the Participant or any Shares allocated or issued upon exercise of such Incentives.

ARTICLE XI

No Obligation to Exercise Incentive

44.	Granting of an Incentive shall impose no obligation on the recipient to exercise such Incentive.

ARTICLE XII

Use of Proceeds

45.	The proceeds received from the issuance of Shares upon exercise of Incentives pursuant to the Israeli Plan shall be used for general corporate purposes.

ARTICLE XIII

Rights of a Stockholder; Voting Rights

46.	The Participant shall have no rights of a stockholder with respect to Shares to be acquired by the exercise of an Incentive until a certificate or certificates representing such Shares are issued to him following exercise of those Incentives which are fully vested and exercisable. Upon issuance of a certificate or certificates, the Participant shall have the rights of a stockholder attaching to Shares subject to any restrictions or legends under any law, this Israeli Plan or the Incentive Plan.

ARTICLE XIV

Employment Rights

47.	Nothing in the Israeli Plan or in any Approved 102 Incentive granted hereunder shall confer on any Participant who is an employee or service provider any right to continue in the employ of the Company or a Group Company, or to interfere in any way with the right of the Company or a Group Company to terminate the Participant’s employment or engagement at any time.

ARTICLE XV

Compliance with the Law

48.	The Company and each of its Affiliates shall be relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Incentives under the Israeli Plan which results from the inability of the Company or its Affiliates to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Incentives under the Israeli Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Incentives to reflect such transfer restrictions.

Annex B-33

ARTICLE XVI

Transfer of Shares

49.	Any issued Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”), be sold only in accordance with exemptions under such Act. There shall be no exercises, transfers, sales or other dispositions of issued Shares unless such shares are either registered or exempt from registration, provided, however, that such exercise, transfer or other disposition may be subject to any lock up provision as agreed by the Company.

ARTICLE XVII

Investment Representation

50.	Each Participant exercising any Incentive under the Israeli Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board, registered the Shares covered thereby under the Act. The Participant shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; provided, however, that such Incentive, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act. Furthermore, the Company may place a legend on any Shares certificate delivered to the Participant to the effect that such Shares were acquired pursuant to an investment representation and without registration of the Shares.

ARTICLE XVIII

Effectiveness and Term of Plan

51.	This Israeli Plan was originally adopted by the Board on October 25, 2013. The Israeli Plan shall expire on October 25, 2023, except as to Incentives outstanding on that date. No Incentive shall be granted pursuant to the Israeli Plan after its expiration. All Shares reserved for issuance under the Israeli Plan, in respect of which the right of a Participant to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Incentives under the Israeli Plan.

ARTICLE XIX

Amendment or Discontinuance of Plan

52.	The Board may, without the consent of the stockholders of the Company or the Participants under the Israeli Plan, at any time terminate the Israeli Plan entirely and at any time, from time to time, amend or modify the Israeli Plan, provided that no such action shall adversely affect Incentives granted hereunder without the Participant’s consent, and provided further that no such action by the Board, without the approval of the stockholders, may increase the total number of Shares which may be purchased pursuant to Incentives granted under the Israeli Plan.

Annex B-34

ARTICLE XX

Tax Consequences and Other Requirements

53.	The exercise of an Incentive that is granted hereunder shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any tax obligations arising from the grant or exercise of an Incentive, from the payment for the Shares covered thereby or from any other event or act (of the Company or the Participant) hereunder, shall be borne solely by the Participant. Furthermore, the Participant hereby agrees and undertakes to indemnify the Company, its directors and officers and any Trustee that holds the Incentives, and hold them harmless against and from any and all liability for any such tax or interest thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participants.

ARTICLE XXI

Governing Law

54.	The Israeli Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel.

ARTICLE XXII

Notices

55.	Each notice relating to the Israeli Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal offices. Each notice to the Participant or other person or persons then entitled to exercise an Incentive shall be addressed to the Participant or such other person or persons at the Participant’s last known address.

ARTICLE XXIII

Interpretation

56.	The interpretation and construction of any terms or conditions of the Israeli Plan, or of the Award Agreement or other matters related to the Israeli Plan by the Administrator shall be final and conclusive.

***************

Annex B-35

Annex C

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INSPIREMD, INC.

InspireMD, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1.             Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2.             The Certificate of Incorporation of the Corporation is hereby amended by deleting subsection (A) of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“FOURTH: A.           The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred and Fifty Five Million (155,000,000), consisting of One Hundred and Fifty Million (150,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and Five Million (5,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

3.             Pursuant to the resolution of the Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4.             The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

Annex C-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, InpsireMD, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of May, 2016.

INSPIREMD, INC.

By:
Craig Shore
Chief Financial Officer, Treasurer and Secretary

Annex C-2

INSPIREMD, INC.
ATTN: CRAIG SHORE
321 COLUMBUS AVE
BOSTON, MASSACHUSETTS 02116

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Michael Berman   02 Campbell R. Rogers M.D.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000289914_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

INSPIREMD, INC
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 24, 2016
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Craig Shore and James Barry, Ph. D., and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on April 27, 2016 at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, on May 24, 2016, at 11:30 a.m. New York time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000289914_2 R1.0.1.25